                                                                    Exhibit 99.3


                                     [LOGO]

                                   HUNTINGTON


                         SECOND QUARTER EARNINGS REVIEW

                                 JULY 18, 2002

                                                                          [LOGO]
MEETING PARTICIPANTS
Tom Hoaglin
- Chairman, President and Chief Executive Officer

Mike McMennamin
- Vice Chairman and Chief Financial Officer

Jay Gould
- Sr. Vice President - Investor Relations

                                                                          [LOGO]

BASIS OF PRESENTATION - OPERATING BASIS

REVISED DEFINITION

Reported results for the past five quarters have been significantly impacted by a number of items, primarily related to the strategic restructuring announced in July 2001 and the subsequent sale of the Florida banking operations in the 2002 first quarter. In addition, reported 2002 first quarter results included Florida operations for only half the quarter versus a full quarter for each prior quarter.

Therefore, to better understand underlying trends, the following slides and discussion are on an OPERATING basis, which excludes the effect of these items from all prior periods, including the impact of the Florida operations.

Please refer to the schedules accompanying the 2002 second quarter earnings press release, as well as the 2002 second quarter Quarterly Financial Review for schedules reconciling reported with operating earnings and additional schedules excluding the impact of the Florida operations.

This presentation basis is the same used in prior quarterly review conference calls with the one exception that the impact of the sold Florida banking operations are now EXCLUDED. Refer to Appendix B for selected slides using the prior operating basis definition.

                                                                          [LOGO]

RECENT DEVELOPMENTS

THIRD QUARTER EVENTS

7/02/02 - Sold J. Rolfe Davis Insurance Agency, Inc.
- Consistent with Florida strategy
- Terms not disclosed
- No material financial impact going forward
- Remain committed to growing insurance business within footprint

7/18/02 - Restructured ownership interest in Huntington Merchant Services, LLC
- Consistent with Florida strategy
- Terms not disclosed
- Estimated $25 million pre-tax ($16 million after tax) gain on sale
- No material financial impact going forward
- Remain committed to growing merchant services business within footprint

                                                                          [LOGO]

SECOND QUARTER HIGHLIGHTS
Solid financial performance
-----------------------------------
- EPS of $0.33 met expectations
- 7% annualized growth in loans
- 19% annualized growth in deposits
- Improved credit quality trends
   - Lower net charge-offs
   - Lower NPAs
- 2.00% loan loss reserve ratio

                                                                          [LOGO]

SECOND QUARTER HIGHLIGHTS

Key Accomplishments
-------------------
- Hired Mary Navarro to head Retail Bank
- Launched new business 401(k) product
- Completed installation and initial training of the new banking office Customer Service System platform
- Installed new teller technology in 13% of the branches completion by year end
- Repurchased 7.3 million shares 8.8 million shares to date

                                                                          [LOGO]

FINANCIAL
PERFORMANCE

                                                                          [LOGO]
2002 SECOND QUARTER PERFORMANCE HIGHLIGHTS (1)
($MM)

- Net income                                       $81.7
- Earnings per share                               $0.33
- Managed loan growth                                  7%annualized
- Core deposit growth                                 19%annualized
- Net interest margin                               4.30%
- Efficiency ratio                                  53.2%
- Net charge-offs - adjusted (2)                    0.88%
- NPAs                                            $223.2
- Loan loss reserve / loans                         2.00%
- Tangible common equity ratio                      8.41%


(1) Excludes impact of Florida banking operations sold in 1Q02 and Florida insurance agency sold 7/2/02
(2) Excludes impact of net charge-offs on exited portfolios

                                                                          [LOGO]

SECOND QUARTER 2002 EARNINGS

                                            FLORIDA
         ($MM)             REPORTED         OPERATIONS (1)    OPERATING
                           --------         --------------    ---------
Net interest income        $ 241.9                            $ 241.9
Provision                    (53.9)                             (53.9)
Non-interest income          117.0            $ 2.7             114.3
Securities gains               1.0                                1.0
Non-interest expense        (192.1)            (1.9)           (190.2)
                           -------           ------            ------
  Pretax income              113.9              0.8             113.1
                           -------           ------            ------
  Net income               $  82.2            $ 0.5            $ 81.7
                           -------           ------            ------
  EPS                      $  0.33           $ 0.00            $ 0.33
                           =======           ======            ======

(1) J. Rolfe Davis Insurance Agency, Inc.

                                                                          [LOGO]


PERFORMANCE HIGHLIGHTS (1)
                                    2Q02      1Q02     2Q01
                                    ----      ----     ----
EPS - operating                    $0.33     $0.32    $0.30
ROA                                 1.31%     1.30%    1.20%
ROE                                 14.0      13.6     12.6
Efficiency ratio (2)                53.2      54.1     56.0
NIM                                 4.30      4.21     4.03
Tangible common equity/assets (3)   8.41      9.03     5.97


(1) Operating basis - Excludes after tax impact of restructuring and other charges of $36.5 MM in 1Q02, $72.1 MM in 2Q01, the $56.8 MM after tax gain on the sale of Florida operations in 1Q02, the impact of Florida banking operations sold in 1Q02 and Florida insurance agency sold 7/2/02
(2)  Excludes intangible amortization of $0.3 MM in 1Q02 and $0.2 MM in 2Q02
(3)  Period end.

                                                                          [LOGO]

2002 SECOND QUARTER EARNINGS (1)

                                                          CHANGE B (W) VS.
                                                     --------------------------
                                                       1Q02         2Q01
                                                                ---------------
         ($MM)             2Q02       1Q02    2Q01     Amt.     Amt.      Pct.
                           ----       ----    ----     ----     ----      ----
Net interest income        $241.9    $233.1  $225.9    $ 8.8    $16.0      7.1%
Provision                   (53.9)    (50.6)  (41.9)    (3.3)   (12.0)   (28.5)
Non-interest income         114.3     115.0   110.9     (0.7)     3.4      3.1
Securities gains              1.0       0.5     2.7      0.5     (1.8)   (64.8)
Non-interest expense       (190.2)   (189.1) (192.4)    (1.1)     2.3      1.2
                           ------    ------  ------   ------    -----      ---
  Pretax income             113.1     108.9   105.1      4.1      7.9      7.6
                           ------    ------  ------   ------    -----      ---
  Net income               $ 81.7    $ 79.5  $ 75.6    $ 2.2    $ 6.1      8.1%
                           ======    ======  ======    =====    =====     ====
  EPS                      $ 0.33    $ 0.32  $ 0.30   $ 0.01    $0.03     10.0 %
Revenue (FTE) (2)          $357.2    $349.3  $338.4   $  8.0    $18.9      5.6%

(1) Operating basis - Excludes after tax impact of restructuring and other charges of $36.5 MM in 1Q02, $72.1 MM in 2Q01, the $56.8 MM after tax gain on the sale of Florida operations in 1Q02, the impact of Florida banking operations sold in 1Q02 and Florida insurance agency sold 7/2/02

(2)  Calculated assuming a 35% tax rate and excluding securities gains

                                                                          [LOGO]

PERFORMANCE TRENDS (1)
                         [GRAPHS]
EARNINGS PER SHARE
------------------

         1Q01     2Q01     3Q01     4Q01    1Q02     2Q02
         $0.28    $0.30    $0.32    $0.32   $0.32    $0.33

PRETAX INCOME BEFORE LLP AND
----------------------------

   SECURITIES GAINS
   ----------------

($MM)

         1Q01     2Q01     3Q01     4Q01    1Q02     2Q02
         $125     $144     $153     $162    $159     $166

(1) Operating basis - Excludes after tax impact of restructuring and other charges of $36.5 MM in 1Q02, $72.1 MM in 2Q01, the $56.8 MM after tax gain on the sale of Florida operations in 1Q02, the impact of Florida banking operations sold in 1Q02 and Florida insurance agency sold 7/2/02

                                                                          [LOGO]

PERFORMANCE TRENDS (1)
                         [GRAPHS]
NET INTEREST INCOME & Margin (FTE)
----------------------------------

($MM)
             1Q01     2Q01     3Q01     4Q01    1Q02     2Q02
Margin       3.99%    4.03%    4.17%    4.26%   4.21%    4.30%
NII          $224     $227     $232     $237    $234     $243


EARNING ASSET MIX (AVG)
-----------------------

LOANS SECURITIES OTHER EA

             1Q01     2Q01     3Q01     4Q01    1Q02     2Q02
Other EA       5%       2%       2%       2%      2%       1%
Securities    17%      16%      14%      13%     13%      13%
Loans         78%      82%      84%      85%     85%      86%

(1) Excludes impact of Florida banking operations sold in 1Q02

MANAGED LOAN GROWTH (1)

AVERAGE   ($B)                      ANNUALIZED GROWTH
-------                             -----------------

                                            2Q02 vs. 1Q02 vs. 2Q02 vs.
                                    2Q02     1Q02     4Q01     2Q01
                                    ----     ----     ----     ----
Commercial                          $ 5.6      (3)%     (6) %    (6)%
Commercial real estate                3.7       6       16       15
                                     ----
  Total commercial/CRE                9.3     ---        2        1
                                     ----
Auto loan / lease                     6.9      (3)      (1)       1
Home equity                           2.9      17        5        9
Residential real estate               1.2      75       62       43
Other consumer                        0.4     (10)     (19)     (15)
                                     ----
  Total consumer                     11.4      13        8        7
                                     ----
Managed loans                       $20.7       7 %      5 %      5 %
                                    =====

(1) Growth percentages normalized for residential real estate loan securitizations and impact of Florida banking operations sold in 1Q02

                                                                          [LOGO]

CORE DEPOSIT TRENDS (1)

AVERAGE            ($B)           ANNUALIZED GROWTH
-------                           -----------------
                                  2Q02 vs.    1Q02 vs.         2Q02 vs.
                           2Q02     1Q02       4Q01              2Q01
                           ----     ----       ----              ----
Demand                   $   2.7     ---%        (12)%              3%
Interest bearing             4.9      51          35               42
Savings                      2.8      (3)         (5)              (6)
CD's                         4.2      12          (3)               7
                           -----
Total                      $14.7      19%          6%              13%
                           =====

(1) Growth percentages normalized for impact of Florida banking operations sold in 1Q02

                                                                          [LOGO]

TOTAL DEPOSITS PER BRANCH (1)
AVERAGE                    ($MM)

                                  June '02         June '01           % Change
                                  --------         --------           --------
Central Ohio / WV                  $62.4            $48.0               30%
N. Ohio                             46.9             36.5               28
W. Michigan                         34.4             25.4               36
E. Michigan                         48.6             43.5               12
Cincinnati / Dayton / KY            34.5             30.9               12
Indiana                             29.0             24.7               18
Total average / branch             $45.7            $36.4               26%
# of branches                        331              369              (10)

(1) Excludes deposits attributable to Dealer Sales and PFG lines of business, brokered deposits, and negotiable CDs.

                                                                          [LOGO]

NON-INTEREST INCOME (1)
      ($MM)                                                     BETTER OR (WORSE) VS.
      -----                                                     ---------------------
                                    2Q02             1Q02              1Q02(2)            2Q01
                                    ----             ----              -------            ----
Deposit service charges           $ 35.4            $ 1.1                 3%                8%
Mortgage banking                    10.7             (8.9)              (45)              (39)
Brokerage / insurance               15.0              0.4                 3                14
Trust income                        16.2              1.2                 8                13
Bank Owned Life Ins.                11.4             (0.2)               (2)               20
Other service charges               10.5              1.4                15                12
Other                               15.0              4.4                42                 8
                                  ------
Total                             $114.3           $ (0.7)               (1)%               3%
                                  ======
Total excl mortgage banking       $103.6            $ 8.2                 9 %              11%

(1) Excludes security gains and gain on sale of the Florida banking operations in 1Q02 and Florida insurance agency sold 7/2/02

(2)  Linked quarter percentage growth is not annualized.

                                                                          [LOGO]


NON-INTEREST EXPENSE (1)
($MM)                                                          BETTER OR (WORSE) VS.
                                                               ---------------------
                                                 2Q02        1Q02         1Q02(2)     2Q01
                                                 ----        ----         -------     ----
Personnel costs                                 $103.6      $  0.7          1%        --%
Occupancy & equipment                             31.3        (0.9)        (3)        --
Outside services                                  16.6         0.5          3         (10)
Marketing                                          7.2        --           (1)         (6)
Amortization of intangibles                        0.2        --           19          93
Other                                             31.3        (1.5)        (5)          5
                                                ------      ------
  Total                                         $190.2      $ (1.1)        (1)%         1%
                                                ======


(1) Excludes pretax impact of restructuring charges and other charges of $56.2 MM in 1Q02 and $34.0 MM in 2Q01 and Florida insurance agency sold 7/2/02
(2)  Linked quarter percentage growth is not annualized

                                                                          [LOGO]

EFFICIENCY RATIO (1)

                     [GRAPH]

1Q01     2Q01     3Q01     4Q01     1Q02    2Q02


59.5%    56.0%    54.0%    52.7%    54.1%   53.2%



(1) FTE Revenue excluding securities gains and gain on sale of Florida operations / non-interest expense excludes intangible amortization and restructuring and other charges. Excludes impact of Florida banking operations sold in 1Q02 and Florida insurance agency sold 7/2/02

                                                                          [LOGO]

CREDIT REVIEW

                                                                          [LOGO]

CREDIT QUALITY OVERVIEW (1)

                                     2Q02   1Q02     2Q01
                                     ----   ----     ----
NPAs / total loans + OREO           1.14%   1.17%     0.85%
Net charge-offs - adjusted (2)      0.88    0.97      0.74
90+ days past due                   0.30    0.32      0.29
Consumer                            0.41    0.44      0.47
Commercial                          0.15    0.14      0.08
Commercial RE                       0.20    0.26      0.16
Reserve / total loans               2.00    2.00      1.76
Reserve / NPAs                       176     171       207

(1) Excludes impact of Florida banking operations sold in 1Q02.
(2) Excludes impact of net charge-offs on exited portfolios.

                                                                          [LOGO]

NON-PERFORMING ASSET COMPOSITION (1)
($MM)
                     [GRAPH]


               1Q01    2Q01    3Q01    4Q01     1Q02     2Q02

NPA           $117.0  $156.9  $201.2  $219.6   $225.5   $223.2

% Lns + OREO    0.63%   0.85%   1.06%   1.16%   1.17%    1.14%

(1) Excludes impact of Florida banking operations sold in 1Q02.

                                                                          [LOGO]

NON-PERFORMING ASSET FLOW ANALYSIS -
REPORTED BASIS(1)

PERIOD END ($MM)
-----------

                                        2Q02            1Q02            4Q01     3Q01       2Q01
                                        ----            ----            ----     ----       ----
NPA beginning of period                $225.5          $227.5          $210.1   $166.0    $124.9
------------------------------------------------------------------------------------------------
New NPAs                                 73.0            74.4            86.0     95.0      95.0
------------------------------------------------------------------------------------------------
Loan losses                             (28.3)          (26.1)          (34.6)   (12.5)    (13.2)
Payments                                (44.3)          (37.7)          (28.3)   (34.2)    (19.3)
Sales (2)                                (2.4)           (8.9)           (4.1)    (3.3)    (21.3)
Other                                    (0.3)           (3.7)           (1.5)    (0.9)     (0.1)
                                       ------          ------          ------   ------    ------
NPA end of period                      $223.2          $225.5          $227.5   $210.1    $166.0

(1) Impact of Florida not material.
(2) 1Q02 includes $6.5 MM related to the sale of Florida banking operations and 2Q01 includes $14.9 MM related to PG & E.

                                                                          [LOGO]






NON-PERFORMING ASSETS - BY SECTOR


$223 MM @ 6/30/02
                     [GRAPH]

Services          30%        Manufacturing       30%
F.I.R.E.          14%        Construction         6%
Retail             3%        Trade Agriculture    3%
Trans./Comm.       2%        Wholesale Trade      0%
Energy             0%        Other               10%


% OF $120 MM CHANGE VS 12/31/00

Services          45%        Manufacturing       42%
F.I.R.E.           9%        Construction         5%
Retail             6%        Trade Agriculture    3%
Trans./Comm.       0%        Wholesale Trade      2%
Energy             0%        Other              -12%

                                                                         [LOGO]
NET CHARGE-OFFS - ADJUSTED (1)

($MM)
                     [GRAPH]

1Q01    2Q01    3Q01    4Q01    1Q02      2Q02

$ 26     $34     $29     $47     $46       $43

0.57%   0.74%   0.61%   0.99%   0.97%     0.88%





                                    2Q02             1Q02               2Q01

Commercial                          1.53 %           1.15 %            0.64 %
Commercial real estate              0.22             0.42              0.21
                                    ----             ----              ----
  Total commercial                  1.02             0.86              0.49
                                    ----             ----              ----
Consumer
  Auto loans - indirect             0.92             1.45              1.49
  Auto lease                        1.08             1.64              1.37
                                    ----             ----              ----
    Indirect                        1.01             1.56              1.42
      Other direct                  1.22             1.08              0.91
      Home equity                   0.43             0.41              0.35
      Residential real estate       0.18             0.05              0.14
                                    ----             ----              ----
        Total consumer              0.75             1.07              0.99
                                    ----             ----              ----
Total                               0.88 %           0.97 %            0.74 %



(1) Excludes impact of net charge-offs on exited portfolios. Reported total consumer net charge-offs were 0.83% in 2Q02, 1.22% in 1Q02, and 2.07% in 2Q01. Reported total net charge-offs were 0.92% in 2Q02, 1.05% in 1Q01, and 1.33% in 2Q01. Excludes impact of Florida banking operations sold in 1Q02.

                                                                          [LOGO]


VINTAGE PERFORMANCE

AUTO LOANS - INDIRECT

                     [GRAPHS]


Cumulative Charge-off Rate
                                           % of Portfolio @
                                           ----------------
                                    12/00   12/01    3/02   6/02
                                    -----   -----    ----   ----
Pre -  4Q98                         22%      8%       4%      3%
4Q98 - 3Q99                         24%     12%      11%      9%
4Q99 - 3Q00                         42%     25%      24%      20%
4Q00 - 4Q01                         12%     55%      61%      43%
1Q02 - 2Q02                         --      --       --       25%
                                    ---     ---      ---      ---
                                    100%    100%     100%     100%



# Quarters After Origination          4Q98 - 3Q99      4Q99 - 3Q00    4Q00 - 4Q01    1Q02 - 2Q02
         1                               0.00%            0.00%          0.00%          0.00%
         2                               0.04%            0.08%          0.05%          0.00%
         3                               0.22%            0.42%          0.30%
         4                               0.48%            0.87%          0.65%
         5                               0.65%            1.35%          1.00%
         6                               0.85%            1.89%          1.25%
         7                               1.00%            2.15%          1.49%
         8                               1.20%            2.40%
         9                               1.41%            2.45%
         10                              1.58%            2.50%
         11                              1.69%
         12                              1.85%
         13                              1.89%


AUTO LEASES

Cumulative Charge-off Rate

                                                     % of Portfolio @
                                                     ----------------
                                            12/00     12/01   3/02     6/02
                                            -----     -----   ----     ----
Pre-4Q98                                    16%       6%       4%       3%
4Q98 - 3Q99                                 33%      22%      19%      16%
4Q99 - 3Q00                                 42%      31%      30%      27%
4Q00 - 4Q01                                 9%       41%      47%      38%
1Q02 - 2Q02                                 --       --       --       16%
                                            ---      ---      ---      ---
                                            100%     100%     100%     100%

# Quarters After Origination          4Q98 - 3Q99      4Q99 - 3Q00    4Q00 - 4Q01    1Q02 - 2Q02
         1                               0.00%            0.01%          0.01%          0.01%
         2                               0.04%            0.05%          0.06%          0.03%
         3                               0.15%            0.33%          0.30%
         4                               0.27%            0.72%          0.67%
         5                               0.38%            1.30%          1.00%
         6                               0.55%            1.85%          1.22%
         7                               0.75%            2.05%          1.34%
         8                               0.95%            2.40%
         9                               1.21%            2.45%
         10                              1.39%            2.50%
         11                              1.60%
         12                              1.76%
         13                              1.80%

                                                                          [LOGO]


CONSUMER DELINQUENCY TRENDS (1)

30+ Days
--------

2Q01    3Q01    4Q01    1Q02    2Q02

2.88%   3.10%   3.32%  2.36%  2.26%




90+ Days
--------

2Q01    3Q01    4Q01      1Q02    2Q02

0.47%   0.55%   0.60%     0.44%   0.41%



(1) % of related outstandings at EOP. Excludes impact of Florida banking operations sold in 1Q02

                                                                          [LOGO]

LOAN LOSS RESERVE (1)

LOAN LOSS RESERVE FLOW ANALYSIS

($MM)                       2Q02             1Q02              4Q01

LLR- beginning             $ 386.1          $ 387.0           $ 334.8

Charge-offs                  (57.5)           (60.2)            (60.1)

Recoveries                    12.6             10.9               10.0
                           -------          -------           -------

  Net charge-offs            (44.9)           (49.3)            (50.1)

Provision exp.                53.9             50.6              54.3

Provision exp.-other          ---              ---               50.0

Assets sold                   ---              ---               ---

Loans securitized             (2.0)            (2.2)             (2.0)
                           -------          -------           -------

LLR-ending                 $ 393.0          $ 386.1           $ 387.0


                     [GRAPH]


1Q01    2Q01    3Q01   4Q01   1Q02    2Q02

1.51%   1.76%   1.77%  2.05%  2.00%   2.00%

$276    $326    $335   $387   $386    $393


(1)  Excludes impact of Florida banking operations sold in 1Q02

                                                                          [LOGO]

CAPITAL REVIEW

                                                                          [LOGO]

CAPITAL TRENDS - REPORTED BASIS

                                    2Q02             1Q02              2Q01
                                    ----             ----              ----
Tier 1 risk-based capital            9.72%           10.26 %             7.01%
Total risk-based capital            12.75            13.40              10.20
Tier 1 leverage                      9.94             9.72               6.96
Tangible equity / assets             8.41 (1)         9.03               5.97
Double leverage                        83               78                110

(1) Estimated at 7.5%-8.0% by 12/31/02 assuming continuation of share repurchase program

                                                                          [LOGO]

SHARE REPURCHASE PROGRAM

COMMITMENT TO REPURCHASE $300 - 400 MM

- Program commenced February 21
- Repurchased 8.8 million shares through June 30 $175 million
- Committed to continued repurchase at reasonable prices and volumes

                                                                          [LOGO]


PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
FORWARD LOOKING STATEMENT DISCLOSURE

   This presentation and discussion, including related questions and answers, may contain forward-looking statements, including certain plans, expectations, goals, and projections which are subject to numerous assumptions, risks, and uncertainties.

  A number of factors, including but not limited to those set forth under the heading "Business Risks" included in Item 1 of Huntington's Annual Report on Form 10-K for the year ended December 31, 2001, and other factors described from time to time in Huntington's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements.

     All forward-looking statements included in this discussion, including related questions and answers, are based on information available at the time of the discussion. Huntington assumes no obligation to update any forward-looking statement.

                                     [LOGO]


                                   Huntington

                                                                          [LOGO]


                                   APPENDIX A

                                                                          [LOGO]

MANAGING INTEREST RATE RISK

NET INTEREST INCOME AT RISK
FORWARD CURVE +/- 2%
GRADUAL CHANGE IN RATES


                     [GRAPHS]

                  1Q01    2Q01    3Q01    4Q01    1Q02    2Q02

2% Rate Fall      1.7%    1.8%    1.5%    0.8%    1.4%    0.9%
2% Rate Rise     -2.1%   -2.1%   -1.7%   -1.2%   -1.6%   -1.3%



ECONOMIC VALUE AT RISK

PARALLEL YIELD CURVE SHIFT +/-2%

INSTANTANEOUS CHANGE IN RATES


                    1Q01    2Q01    3Q01    4Q01    1Q02    2Q02

+2% Rate Shock      -5.7%   -6.2%   -3.7%   -2.4%   -3.8%   -3.0%
-2% Rate Shock       3.3%    3.6%    0.7%    -0.7%   0.8%    0.1%

                                                                          [LOGO]


LOAN PORTFOLIO - 6/30/02

BY TYPE OF LOAN - MANAGED

($B)                                Amt              Pct
Commercial                        $ 5.6              26.9%
Commercial RE                       3.7              17.8
                                  -----             -----
  Total commercial                  9.3              44.7
                                  -----             -----
Auto leases                         3.1              15.0
Auto loans                          3.8              18.2
Home equity lines                   3.0              14.4
Residential real estate             1.2               5.8
Other consumer                      0.4               1.9
                                  -----             -----
  Total consumer                   11.5              55.3
                                  -----             -----
  Total loans                     $20.8             100.0%


By Region or LOB - Managed

                     [GRAPH]

Central OH/WV     18%       Northern OH      13%
W. Michigan        9%       S. Ohio/KY        7%
E. Michigan        5%       Indiana           3%
Auto              37%       PFG               4%
Mortgage           4%

                                                                          [LOGO]

PERFORMANCE TRENDS (1)

LOAN LOSS PROVISION

($MM)

                     [GRAPHS]

1Q01    2Q01    3Q01    4Q01    1Q02    2Q02

$30     $42     $46     $54     $51     $54





NET INCOME

($MM)

1Q01    2Q01    3Q01    4Q01    1Q02    2Q02

$72     $76     $81     $80     $80     $82




(1) Operating basis - Excludes after tax impact of restructuring and other charges, gain on sale of Florida operations in 1Q02, impact of Florida banking operations sold in 1Q02 and Florida insurance agency sold 7/2/02

                                                                          [LOGO]


PERFORMANCE TRENDS (1)

REVENUE (FTE)

($MM)

                     [GRAPH]

1Q01    2Q01    3Q01    4Q01    1Q02    2Q02

$321    $338    $342    $351    $349    $357



(1) Excludes security gains and gain on sale of the Florida banking operations in 1Q02, impact of Florida banking operations sold in 1Q02 and Florida insurance agency sold 7/2/02

                                                                          [LOGO]

PERFORMANCE TRENDS (1)

RETURN ON AVERAGE ASSETS

                     [GRAPHS]

1Q01    2Q01    3Q01    4Q01    1Q02    2Q02

1.16%   1.20%   1.30%   1.28%   1.30%   1.31%




RETURN ON AVERAGE EQUITY





1Q01    2Q01    3Q01    4Q01    1Q02    2Q02

12.0%   12.6%   13.5%   13.4%   13.6%  14.0%


(1) Operating basis - Excludes after tax impact of restructuring and other charges of $36.5 MM in 1Q02, $72.1 MM in 2Q01, the $56.8 MM after tax gain on the sale of Florida operations in 1Q02, the impact of Florida banking operations sold in 1Q02 and Florida insurance agency sold 7/2/02

                                                                          [LOGO]


                     APPENDIX B OPERATING INCLUDING FLORIDA

NOTE: Slides in Appendix B show operating results INCLUDING Florida, the way they were previously presented for analytical purposes prior to 2Q02. As such, these are the same slides and data contained in the 1Q02 conference call presentation materials. With the sale of the Florida banking operations in 1Q02, and to provide better analytical comparisons to prior periods, beginning with 2Q02 reporting, operating results are now defined to exclude the impact of the Florida banking operations.

                                                                          [LOGO]

FIRST QUARTER 2002 EARNINGS


                                                  One-time
($MM)                              Reported       charges          Operating
                                   --------       -------          ---------
Net interest income               $  242.8                         $ 242.8
Provision                            (55.8)                          (55.8)
Non-interest income                  125.6                           125.6
Florida gain                         175.4         $ 175.4               -
Security gains                         0.5                             0.5
Non-interest expense                (263.6)          (56.2)         (207.4)
                                   -------         -------         -------
     Pretax income                   224.9           119.2           105.7
                                   -------         -------         -------
     Net income                    $  97.7         $  20.3         $  77.5
                                   =======         =======         =======
     EPS                           $  0.39         $  0.08         $  0.31

                                                                          [LOGO]

PERFORMANCE HIGHLIGHTS (1)

                                           1Q02           4Q01           1Q01
                                           ----           ----           ----
EPS - operating                           $0.31          $0.30          $0.27
EPS - cash basis (2)                       0.31           0.33           0.30
ROA                                        1.18 %         1.07 %         0.97 %
ROE                                        13.3           12.7           11.5
Efficiency ratio (2)                       55.7           55.8           62.0
NIM                                        4.14           4.11           3.93
Tangible common equity/assets (3)          9.03           6.04           6.01

(1) Operating basis - Excluding after tax impact of restructuring and other charges of $36.5 MM in 1Q02, $9.8 MM in 4Q01 and the after tax gain on the sale of Florida operations of $56.8 MM in 1Q02
(2) Based on operating earnings excluding intangible amortization of $1.4 MM in 1Q02, $10.1 MM in 4Q01 and $10.6 MM in 1Q01
(3)      Period end

                                                                          [LOGO]

INCOME STATEMENT (1)

    ($MM)                          1Q02            4Q01            1Q01
                                   ----            ----            ----
Net interest income               $242.8          $255.2          $243.1
Provision                          (55.8)          (58.3)          (33.5)
Non-interest income                125.6           133.0           115.6
Security gains                       0.5             0.1             2.1
Non-interest expense              (207.4)         (227.3)         (234.0)
                                   ------          ------          ------
      Pretax income                105.7           102.7            93.3
                                   ------          ------          ------
      Net income                   $77.5           $75.5           $67.9
                                   ======          ======          ======
      EPS                           $0.31           $0.30           $0.27


(1) Operating basis - Excluding after tax impact of restructuring and other charges of $36.5 MM in 1Q02, $9.8 MM in 4Q01 and the after tax gain on the sale of Florida operations of $56.8 MM in 1Q02

                                                                          [LOGO]

PERFORMANCE TRENDS (1)

Earnings Per Share
------------------

                                    [GRAPHS]


2Q00    3Q00   4Q00    1Q01    2Q01   3Q01    4Q01    1Q02    1Q02XFL

$0.40   $0.33  $0.30   $0.27   $0.30  $0.30   $0.30   $0.31   $0.32



Pretax Income Before LLP and Securities Gains
---------------------------------------------


2Q00    3Q00    4Q00   1Q01   2Q01    3Q01   4Q01    1Q02    1Q02XFL

$150    $133    $139   $125   $145    $150   $161    $161    $159



(1) Operating basis - Excludes after tax impact of restructuring and other charges of $115.0 MM in 2001, $32.5 MM in 2000, and $36.5 MM in 1Q02,
         and after tax gain on the sale of Florida operations of $56.8 MM in 1Q02.

                                                                          [LOGO]


                                    [GRAPHS]

PERFORMANCE TRENDS

Net Interest Income & Margin (FTE)
----------------------------------

        2Q00    3Q00    4Q00    1Q01    2Q01    3Q01    4Q01    1Q02    1Q02XFL

Margin  3.72%   3.74%   3.70%   3.93%   3.97%   4.04%   4.11%   4.14%   4.21%

NII     $235    $238    $235    $245    $250    $251    $256    $244    $233



Earning Asset Mix (Avg)
-----------------------

              2Q00    3Q00    4Q00   1Q01   2Q01    3Q01   4Q01    1Q02

Other EA      1%      1%      1%     2%     2%      2%     2%      2%

Securities    17%     18%     18%    15%    14%     12%    12%     12%

Loans         82%     81%     81%    83%    84%     86%    86%     86%

                                                                          [LOGO]

PERFORMANCE TRENDS

                                    [GRAPHS]

Loans
-----


            2Q00     3Q00    4Q00    1Q01    2Q01    3Q01   4Q01   1Q02  1Q02XFL

Com'l      $ 6.4    $ 6.5   $ 6.5   $ 6.7   $ 6.7   $ 6.7  $ 6.5  $ 6.0

Com'l RE     3.4      3.5     3.5     3.6     3.6     3.7    3.9    3.8

Auto Ln/Lse  6.0      5.7     5.7     5.6     5.8     6.0    6.1    5.9

HEL          1.9      2.0     2.1     2.2     2.3     2.4    2.5    2.4

Res Mtg      1.5      1.3     0.9     1.0     0.9     0.9    0.9    1.0

Other        1.6      1.6     1.8     1.6     1.7     1.6    1.6    1.4
           -----    -----   -----   -----   -----   -----  -----  -----   -----

           $20.8    $20.6   $20.5   $20.7   $21.0   $21.3  $21.5  $20.5   $19.1
           =====    =====   =====   =====   =====   =====  =====  =====   =====


Core Deposits
-------------

                        1Q01     2Q01    3Q01    4Q01    1Q02    1Q02XFL


Non. Int. Brg. DDA     $ 3.2    $ 3.3   $ 3.3   $ 3.4   $ 3.0

Int. Brg. DDA            4.6      4.8     5.1     5.5     5.1

Savings                  3.5      3.5     3.5     3.4     3.1

Other Dom. Tire         6.0      5.7     5.9     5.9     5.1
                       -----    -----   -----   -----   -----     -----

                       $17.3    $17.3   $17.8   $18.2   $16.3     $14.0
                       =====    =====   =====   =====   =====     =====

                                                                          [LOGO]

PERFORMANCE TRENDS (1)

Non-Interest Income
-------------------




                  2Q00    3Q00    4Q00    1Q01    2Q01    3Q01    4Q01    1Q02    1Q02 XFL

Dep. Sv. Chg.     $ 40    $ 40    $ 39    $ 39    $ 41    $ 42     $43    $ 39

Brkg/Ins.           14      16      17      19      19      20      21      19

Mtg. Bnkg.           8       9      12      10      19      15      16      20

Trust Svc.          13      13      14      14      15      15      15      16

Other S. Chg.       11      11      12      11      12      12      13      10

BOLI                10      10      11      10      10      10      10      12

Other               20      11      25      13      15      15      15      10
                 -----    ----    ----    ----    ----    ----    ----    ----      ----

                  $116    $110    $130    $116    $131    $129    $133    $126      $115
                  ====    ====    ====    ====    ====    ====    ====    ====      ====


Revenue (Fte)
-------------

2Q00    3Q00   4Q00    1Q01    2Q01   3Q01    4Q01    1Q02    1Q02 XFL

$350    $348   $365    $361    $380   $381    $390    $370    $349



(1) Excluding securities gains and gain on sale of Florida operations in 1Q02

                                                                          [LOGO]

                                    [GRAPHS]

PERFORMANCE TRENDS

Non-interest Expense (1)
------------------------

              2Q00   3Q00    4Q00    1Q01    2Q01   3Q01    4Q01    1Q02    1Q02 XFL
Personnel    $104    $110    $106    $118    $122   $121    $118    $114

Equip/Occ.     36      39      39      40      38     39      41      34

Outside DP/
 Other Svc.    15      16      16      17      18     17      18      18

Other          43      49      63      59      55     52      50      41
             ----    ----    ----    ----    ----   ----    ----    ----   -----

             $198    $214    $224    $234    $233   $229    $227    $207    $189
             ====    ====    ====    ====    ====   ====    ====    ====    ====


Efficiency Ratio (2)
--------------------

      2Q00    3Q00    4Q00    1Q01    2Q01   3Q01    4Q01    1Q02

      53.9%   58.4%   58.5%   62.0%   58.6%  57.5%   55.8%   55.7%

XFL                           60.2%   56.2%  54.0%   52.5%   54.1%


(1)      Operating basis - Excludes impact of restructuring and other charges
(2) FTE Revenue excludes securities gains and gain on sale of Florida operations / non-interest expense excludes intangible amortization and 48 restructuring and other charges

                                                                          [LOGO]


                                    [GRAPH]


LOAN LOSS RESERVE

2Q00    3Q00    4Q00    1Q01    2Q01   3Q01    4Q01    1Q02

1.45%   1.45%   1.45%   1.45%   1.67%  1.67%   1.90%   2.00%

$297    $295    $298    $302    $352   $360    $411    $386




Loan Loss Reserve Flow Analysis
-------------------------------

($MM)                                  1Q02          4Q01          3Q01
                                       ----          ----          ----
LLR- beginning                        $410.6        $360.4        $352.2
Charge-offs                            (67.5)        (66.8)        (49.4)
Recoveries                              11.7          10.7           9.6
                                        ----          ----          ---
Net charge-offs                        (55.8)        (56.1)        (39.8)
Provision exp.                          55.8          58.3          49.6
Provision exp.-other                                  50.0
Assets sold                            (22.3)
Loans securitized                       (2.2)         (2.0)         (1.6)
                                        ----          ----          ---
LLR-ending                            $386.1        $410.6        $360.4

                                                                          [LOGO]

                                    [GRAPHS]


PERFORMANCE TRENDS (1)

Loan Loss Provision
-------------------

2Q00    3Q00    4Q00    1Q01    2Q01   3Q01    4Q01    1Q02    1Q02 XFL

$16     $26     $33     $33     $46    $50     $58     $56     $51


Net Income
----------

2Q00    3Q00    4Q00    1Q01    2Q01   3Q01    4Q01    1Q02    1Q02 XFL

$98     $83     $76     $68     $75    $76     $75     $77     $80


(1) Operating basis - Excludes after tax impact of restructuring and other charges and gain on sale of Florida operations in 1Q02

                                                                          [LOGO]

CREDIT QUALITY OVERVIEW

                                             1Q02          4Q01         1Q01
                                             ----          ----         ----
NPAs / total loans + OREO                    1.17 %        1.05 %       0.60 %
Net charge-offs
      - Reported                             1.11          1.04         0.55
      - Adjusted (1)                         1.04          0.98         0.55
      - Adjusted Xcld. Florida               1.00          1.04         0.57
90+ days past due                            0.32          0.42         0.49
      Consumer                               0.44          0.61         0.69
      Commercial / CRE                       0.19          0.22         0.29
Reserve / total loans                        2.00          1.90         1.45
Reserve / NPAs                                171           180          239

(1)      Excludes impact of net charge-offs on exited portfolios

                                                                          [LOGO]

NON-PERFORMING ASSET FLOW ANALYSIS

Period End ($MM)
----------

                             1Q02       4Q01        3Q01       2Q01       1Q01
                             ----       ----        ----       ----       ----
NPA beginning of period     $227.5     $210.1      $166.0     $124.9     $105.4
New NPAs                      74.4       86.0        95.0       95.0       53.9
Loan losses                  (26.1)     (34.6)      (12.5)     (13.2)      (7.2)
Payments                     (37.7)     (28.3)      (34.2)     (19.3)     (25.0)
Sales (1)                     (8.9)      (4.1)       (3.3)     (21.3)      (1.9)
Other                         (3.7)      (1.6)       (0.9)      (0.1)      (0.3)
                            ------     ------      ------     ------     ------
NPA end of period           $225.5     $227.5      $210.1     $166.0     $124.9
% of loans and OREO           1.17%      1.05%       0.97%      0.79%      0.60%


(1) 1Q02 includes $6.5 MM related to the sale of Florida banking operations and 2Q01 includes $14.9 MM related to PG & E.

                                                                          [LOGO]

                                    [GRAPH]

NET CHARGE-OFFS - ADJUSTED (1)

2Q00    3Q00    4Q00    1Q01    2Q01    3Q01    4Q01    1Q02

0.30%   0.46%   0.50%   0.55%   0.73%   0.61%   0.98%   1.04%

$16     $24     $25     $29     $37     $33     $53     $52



                                 1Q02            4Q01          1Q01
                                 ----            ----          ----
Commercial                       1.31 %          1.39 %        0.41 %
Commercial real estate           0.42            0.08          0.15

Consumer
  Auto loans - indirect          1.59            1.46          1.43
  Auto lease                     1.64            1.55          0.89
                                 ----            ----          ----
    Indirect                     1.62            1.51          1.13

  Installment                    1.01            0.86          0.61
  Home equity lines              0.36            0.38          0.34
  Residential real estate        0.05            0.17          0.03
                                 ----            ----          ----
    Total consumer               1.10            1.05          0.78
                                 ----            ----          ----

Total                            1.04 %          0.98 %        0.55 %
Total - Excluding Florida        1.00 %          1.04 %        0.57 %


(1) Excludes impact of net charge-offs on exited portfolios. Reported total consumer net charge-offs were 1.23% in 1Q02, 1.17% in 4Q01, and 0.78% in 1Q01. Reported total net charge-offs were 1.11% in 1Q02, 1.04% in 4Q01, and 0.55% in 1Q01.

                                                                          [LOGO]

                                    [GRAPHS]


DELINQUENCY TRENDS - 30+ DAYS (1)

Total Loans
-----------

1Q01    2Q01    3Q01    4Q01    1Q02

2.15%   2.31%   2.33%   2.31%   1.89%


Consumer Loans
--------------

1Q01    2Q01    3Q01    4Q01    1Q02

2.67%   2.75%   2.97%   3.21%   2.36


(1)  % of related outstanding at EOP. Data before 1Q02 includes Florida.

                                                                          [LOGO]


                                    [GRAPHS]


PERFORMANCE TRENDS (1)

Return on Average Assets
------------------------

2Q00    3Q00    4Q00    1Q01    2Q01    3Q01    4Q01    1Q02    1Q02XFL

1.37%   1.15%   1.06%   0.97%   1.05%   1.07%   1.07%   1.18%   1.30%

Return on Average Equity
------------------------

2Q00    3Q00    4Q00    1Q01    2Q01    3Q01    4Q01    1Q02    1Q02XFL

17.8%   14.0%   12.9%   11.5%   12.4%   12.6%   12.7%   13.3%   13.6%


(1) Operating basis - Excludes after tax impact of restructuring and other charges and gain on sale of Florida operations in 1Q02 55

                       HUNTINGTON BANCSHARES INCORPORATED
                           QUARTERLY FINANCIAL REVIEW
                                    JUNE 2002




                                TABLE OF CONTENTS

                 REPORTED BASIS

                 Consolidated Statements of Income                                           1

                 Consolidated Balance Sheets                                                 2

                 Loans and Deposits                                                          3

                 Quarterly Net Interest Margin Analysis                                      4 & 5

                 Selected Quarterly Income Statement Data                                    6

                 Loan Loss Reserves and Net Charge-Off Analysis                              7

                 Non-Performing Assets and Past Due Loans                                    8

                 Stock Summary, Capital, and Other Data                                      9

                 OPERATING BASIS

                 -     Definition of Operating Basis                                         10

                 -     Consolidated Statements of Income                                     11

                 -     Loans and Deposits                                                    12

                 -     Quarterly Net Interest Margin Analysis                                13 & 14

                 -     Selected Quarterly Income Statement Data                              15

                 -     Loan Loss Reserves and Net Charge-Off Analysis                        16

                 -     Non-Performing Assets and Past Due Loans                              17




                       HUNTINGTON BANCSHARES INCORPORATED
                        CONSOLIDATED STATEMENTS OF INCOME
                                 REPORTED BASIS

 THREE MONTHS ENDED JUNE 30,
------------------------------------------------------------------------------------------------------------
(in thousands, except per share amounts)                                 2002                    2001
------------------------------------------------------------------------------------------------------------
Net Interest Income                                                       $ 241,859               $ 248,033
Provision for loan losses                                                    53,892                 117,495
------------------------------------------------------------------------------------------------------------
               NET INTEREST INCOME
                    AFTER PROVISION FOR LOAN LOSSES                         187,967                 130,538
------------------------------------------------------------------------------------------------------------

Total non-interest income                                                   117,980                 128,203
Total non-interest expense                                                  192,060                 267,293
------------------------------------------------------------------------------------------------------------

               INCOME BEFORE INCOME TAXES                                   113,887                  (8,552)
Income taxes                                                                 31,647                 (10,929)
------------------------------------------------------------------------------------------------------------
               NET INCOME                                                  $ 82,240                 $ 2,377
------------------------------------------------------------------------------------------------------------

  PER COMMON SHARE
     Net income
          Basic                                                               $0.33                   $0.01
          Diluted                                                             $0.33                   $0.01

     Cash dividends declared                                                  $0.16                   $0.20

  AVERAGE COMMON SHARES
          Basic                                                             246,106                 251,024
          Diluted                                                           247,867                 251,448

------------------------------------------------------------------------------------------------------------------

 SIX MONTHS ENDED JUNE 30,
------------------------------------------------------------------------------------------------------------
(in thousands, except per share amounts)                                 2002                    2001
------------------------------------------------------------------------------------------------------------
Net Interest Income                                                       $ 484,684               $ 491,157
Provision for loan losses                                                   109,673                 150,959
------------------------------------------------------------------------------------------------------------
               NET INTEREST INCOME
                    AFTER PROVISION FOR LOAN LOSSES                         375,011                 340,198
------------------------------------------------------------------------------------------------------------

Total non-interest income                                                   419,408                 245,927
Total non-interest expense                                                  455,630                 501,383
------------------------------------------------------------------------------------------------------------

               INCOME BEFORE INCOME TAXES                                   338,789                  84,742
Income taxes                                                                158,822                  14,499
------------------------------------------------------------------------------------------------------------
               NET INCOME                                                 $ 179,967                $ 70,243
------------------------------------------------------------------------------------------------------------

  PER COMMON SHARE
     Net income
          Basic                                                               $0.72                   $0.28
          Diluted                                                             $0.72                   $0.28

     Cash dividends declared                                                  $0.32                   $0.40

  AVERAGE COMMON SHARES
          Basic                                                             248,415                 250,984
          Diluted                                                           249,946                 251,479





 THREE MONTHS ENDED JUNE 30,                                                            CHANGE
----------------------------------------------------------------------   ---------------------------------
(in thousands, except per share amounts)                                       Amount          Percent
----------------------------------------------------------------------   ---------------------------------
Net Interest Income                                                            $ (6,174)         (2.5)%
Provision for loan losses                                                       (63,603)        (54.1)
----------------------------------------------------------------------   ---------------------------------
               NET INTEREST INCOME
                    AFTER PROVISION FOR LOAN LOSSES                              57,429          44.0
----------------------------------------------------------------------   ---------------------------------

Total non-interest income                                                       (10,223)         (8.0)
Total non-interest expense                                                      (75,233)        (28.1)
----------------------------------------------------------------------   ---------------------------------

               INCOME BEFORE INCOME TAXES                                       122,439          N.M.
Income taxes                                                                     42,576          N.M.
----------------------------------------------------------------------   ---------------------------------
               NET INCOME                                                      $ 79,863          N.M.%
----------------------------------------------------------------------   ---------------------------------

  PER COMMON SHARE
     Net income
          Basic                                                                  $ 0.32          N.M.%
          Diluted                                                                $ 0.32          N.M.%

     Cash dividends declared                                                    $ (0.04)        (20.0)%

  AVERAGE COMMON SHARES
          Basic                                                                  (4,918)         (2.0)%
          Diluted                                                                (3,581)         (1.4)%

----------------------------------------------------------------------------------------------------------

 SIX MONTHS ENDED JUNE 30,                                                            CHANGE
----------------------------------------------------------------------   ---------------------------------
(in thousands, except per share amounts)                                        Amount          Percent
----------------------------------------------------------------------   ---------------------------------
Net Interest Income                                                            $ (6,473)         (1.3)%
Provision for loan losses                                                       (41,286)        (27.3)
----------------------------------------------------------------------   ---------------------------------
               NET INTEREST INCOME
                    AFTER PROVISION FOR LOAN LOSSES                              34,813          10.2
----------------------------------------------------------------------   ---------------------------------

Total non-interest income                                                       173,481          70.5
Total non-interest expense                                                      (45,753)         (9.1)
----------------------------------------------------------------------   ---------------------------------

               INCOME BEFORE INCOME TAXES                                       254,047          N.M.
Income taxes                                                                    144,323          N.M.
----------------------------------------------------------------------   ---------------------------------
               NET INCOME                                                     $ 109,724          N.M.%
----------------------------------------------------------------------   ---------------------------------

  PER COMMON SHARE
     Net income
          Basic                                                                  $ 0.44          N.M.%
          Diluted                                                                $ 0.44          N.M.%

     Cash dividends declared                                                    $ (0.08)        (20.0)%

  AVERAGE COMMON SHARES
          Basic                                                                  (2,569)         (1.0)%
          Diluted                                                                (1,533)         (0.6)%




N.M. - Not Meaningful.

                       HUNTINGTON BANCSHARES INCORPORATED
                           CONSOLIDATED BALANCE SHEETS
                                 REPORTED BASIS


-----------------------------------------------------------------------------------------------------------------------------------
                                                                JUNE 30,                December 31,                 June 30,
 (in thousands)                                                   2002                      2001                       2001
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                             $ 858,561               $ 1,138,366                  $ 908,686
Interest bearing deposits in banks                                     28,385                    21,205                      4,893
Trading account securities                                             10,532                    13,392                      4,291
Federal funds sold and securities
     purchased under resale agreements                                 75,824                    83,275                     59,725
Loans held for sale                                                   190,724                   629,386                    376,671
Securities available for sale - at fair value                       3,006,273                 2,849,579                  3,190,686
Investment securities - fair value $10,963; $12,499;
     and $15,159, respectively                                         10,769                    12,322                     14,978
Total loans (1)                                                    19,652,170                21,601,873                 21,127,862
     Less allowance for loan losses                                   393,011                   410,572                    352,243
----------------------------------------------------------------------------------------------------------------------------------
Net loans                                                          19,259,159                21,191,301                 20,775,619
----------------------------------------------------------------------------------------------------------------------------------
Bank owned life insurance                                             863,327                   843,183                    824,062
Premises and equipment                                                353,931                   452,036                    457,749
Goodwill and other intangible assets                                  210,685                   716,054                    737,437
Customers' acceptance liability                                        16,778                    13,670                     15,335
Accrued income and other assets                                       496,468                   536,390                    578,018
----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                     $ 25,381,416              $ 28,500,159               $ 27,948,150
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Total deposits (1)                                               $ 16,861,100              $ 20,187,304               $ 18,996,922
Short-term borrowings                                               2,064,275                 1,955,926                  2,585,773
Bank acceptances outstanding                                           16,778                    13,670                     15,337
Medium-term notes                                                   1,782,438                 1,795,002                  1,983,603
Subordinated notes and other long-term debt                           943,706                   944,330                    890,371
Company obligated mandatorily redeemable preferred
  capital securities of subsidiary trusts holding solely
   junior subordinated debentures of the Parent Company               300,000                   300,000                    300,000
Accrued expenses and other liabilities                              1,061,259                   887,487                    822,622
----------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                             23,029,556                26,083,719                 25,594,628
----------------------------------------------------------------------------------------------------------------------------------

Shareholders' equity
     Preferred stock - authorized 6,617,808 shares;
          none outstanding                                                ---                       ---                        ---
     Common stock - without par value; authorized
          500,000,000 shares; issued 257,866,255;
          257,866,255; and 257,866,255 shares, respectively;
          outstanding 242,919,872; 251,193,814; and
          251,056,761 shares, respectively                          2,487,887                 2,490,724                  2,490,682
     Less 14,946,383; 6,672,441; and 6,809,494
          treasury shares, respectively                              (289,705)                 (123,849)                  (125,095)
     Accumulated other comprehensive income (loss)                     28,655                    25,488                     (8,388)
     Retained earnings (deficit)                                      125,023                    24,077                     (3,677)
-----------------------------------------------------------------------------------------------------------------------------------
     Total Shareholders' Equity                                     2,351,860                 2,416,440                  2,353,522
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $ 25,381,416              $ 28,500,159               $ 27,948,150
-----------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------  -------------------------------------
                                                                    Change June '02 vs. '01
                                                              -------------------------------------
                                                                    Amount           Percent
------------------------------------------------------------  ------------------   ----------------
ASSETS
Cash and due from banks                                               $ (50,125)         (5.5)%
Interest bearing deposits in banks                                       23,492          N.M.
Trading account securities                                                6,241          N.M.
Federal funds sold and securities
     purchased under resale agreements                                   16,099          27.0
Loans held for sale                                                    (185,947)        (49.4)
Securities available for sale - at fair value                          (184,413)         (5.8)
Investment securities - fair value $10,963; $12,499;
     and $15,159, respectively                                           (4,209)        (28.1)
Total loans (1)                                                      (1,475,692)         (7.0)
     Less allowance for loan losses                                      40,768          11.6
------------------------------------------------------------  -------------------------------------
Net loans                                                            (1,516,460)         (7.3)
------------------------------------------------------------  -------------------------------------
Bank owned life insurance                                                39,265           4.8
Premises and equipment                                                 (103,818)        (22.7)
Goodwill and other intangible assets                                   (526,752)        (71.4)
Customers' acceptance liability                                           1,443           9.4
Accrued income and other assets                                         (81,550)        (14.1)
------------------------------------------------------------  -------------------------------------
TOTAL ASSETS                                                        $(2,566,734)         (9.2)%
------------------------------------------------------------  -------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Total deposits (1)                                                  $(2,135,822)        (11.2)%
Short-term borrowings                                                  (521,498)        (20.2)
Bank acceptances outstanding                                              1,441           9.4
Medium-term notes                                                      (201,165)        (10.1)
Subordinated notes and other long-term debt                              53,335           6.0
Company obligated mandatorily redeemable preferred
  capital securities of subsidiary trusts holding solely
   junior subordinated debentures of the Parent Company                     ---           ---
Accrued expenses and other liabilities                                  238,637          29.0
------------------------------------------------------------  -------------------------------------
     Total Liabilities                                               (2,565,072)        (10.0)%
------------------------------------------------------------  -------------------------------------

Shareholders' equity
     Preferred stock - authorized 6,617,808 shares;
          none outstanding                                                  ---           ---
     Common stock - without par value; authorized
          500,000,000 shares; issued 257,866,255;
          257,866,255; and 257,866,255 shares, respectively;
          outstanding 242,919,872; 251,193,814; and
          251,056,761 shares, respectively                               (2,795)         (0.1)
     Less 14,946,383; 6,672,441; and 6,809,494
          treasury shares, respectively                                (164,610)         N.M.
     Accumulated other comprehensive income (loss)                       37,043          N.M.
     Retained earnings (deficit)                                        128,700          N.M.
------------------------------------------------------------  -------------------------------------
     Total Shareholders' Equity                                          (1,662)         (0.1)
------------------------------------------------------------  -------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $(2,566,734)         (9.2)%
------------------------------------------------------------  -------------------------------------


(1)  See Page 3 for detail of Loans and Deposits.
     N.M. - Not Meaningful.

                       HUNTINGTON BANCSHARES INCORPORATED
                               LOANS AND DEPOSITS
                                 REPORTED BASIS

 LOAN PORTFOLIO COMPOSITION BY LOAN TYPE AND BY BUSINESS SEGMENT
-------------------------------------------------------------------------------
 (in thousands)


                                                                                      JUNE 30, 2002
------------------------------------------------------------------------------------------------------------------
 BY LOAN TYPE                                                                        BALANCE              %
------------------------------------------------------------------------------------------------------------------

Commercial                                                                          $ 5,591,280         28.5
Commercial real estate                                                                3,699,424         18.8
------------------------------------------------------------------------------------------------------------------
     TOTAL COMMERCIAL AND COMMERCIAL REAL ESTATE                                      9,290,704         47.3
------------------------------------------------------------------------------------------------------------------
Consumer
     Auto leases - Indirect (unearned income $456,485,
        $500,430, and $524,029)                                                       3,120,317         15.9
     Auto loans - Indirect                                                            2,630,541         13.4
     Home equity loans & lines of credit                                              2,990,726         15.2
     Residential mortgage                                                             1,210,991          6.2
     Other loans                                                                        408,891          2.0
------------------------------------------------------------------------------------------------------------------
     Total Consumer                                                                  10,361,466         52.7
------------------------------------------------------------------------------------------------------------------
      TOTAL LOANS                                                                  $ 19,652,170        100.0
------------------------------------------------------------------------------------------------------------------

 TOTAL LOANS BY BUSINESS SEGMENT
--------------------------------------------------------------------------
 Regional Banking
    Central Ohio / West Virginia                                                    $ 4,587,849         23.3
    Northern Ohio                                                                     2,722,936         13.9
    Southern Ohio / Kentucky                                                          1,433,434          7.3
    West Michigan                                                                     1,835,321          9.3
    East Michigan                                                                     1,050,648          5.3
    Indiana                                                                             683,268          3.5
-------------------------------------------------------------------------------------------------------------------
       TOTAL REGIONAL BANKING                                                        12,313,456         62.6
-------------------------------------------------------------------------------------------------------------------
 Dealer Sales                                                                         6,377,265         32.5
 Private Financial Group                                                                861,762          4.4
 Treasury / Other                                                                        99,687          0.5
-------------------------------------------------------------------------------------------------------------------
      TOTAL LOANS EXCLUDING FLORIDA                                                  19,652,170        100.0
-------------------------------------------------------------------------------------------------------------------
 Florida                                                                                    ---          ---
-------------------------------------------------------------------------------------------------------------------
      TOTAL LOANS                                                                  $ 19,652,170        100.0
-------------------------------------------------------------------------------------------------------------------



 DEPOSIT COMPOSITION BY DEPOSIT TYPE AND BY BUSINESS SEGMENT
-------------------------------------------------------------------------------
(in thousands)

                                                                                           JUNE 30, 2002
------------------------------------------------------------------------------------------------------------------
 BY DEPOSIT TYPE                                                                       BALANCE            %
------------------------------------------------------------------------------------------------------------------
 Demand deposits
      Non-interest bearing                                                          $ 2,769,936         16.4
      Interest bearing                                                                5,105,196         30.3
 Savings deposits                                                                     2,839,115         16.8
 Other domestic time deposits                                                         4,238,688         25.1
------------------------------------------------------------------------------------------------------------------
     TOTAL CORE DEPOSITS (1)                                                         14,952,935         88.6
------------------------------------------------------------------------------------------------------------------
 Domestic time deposits of $100,000 or more                                             765,163          4.5
 Brokered time deposits and negotiable CDs                                              849,347          5.1
 Foreign time deposits                                                                  293,655          1.8
------------------------------------------------------------------------------------------------------------------
      TOTAL DEPOSITS                                                               $ 16,861,100        100.0
------------------------------------------------------------------------------------------------------------------

 TOTAL DEPOSITS BY BUSINESS SEGMENT
--------------------------------------------------------------------------
 Regional Banking
    Central Ohio / West Virginia                                                    $ 5,301,871         31.4
    Northern Ohio                                                                     3,377,763         20.0
    Southern Ohio / Kentucky                                                          1,345,096          8.0
    West Michigan                                                                     2,546,364         15.1
    East Michigan                                                                     1,944,617         11.5
    Indiana                                                                             609,676          3.6
-----------------------------------------------------------------------------------------------------------------
       Total Regional Banking                                                        15,125,387         89.6
-----------------------------------------------------------------------------------------------------------------
 Dealer Sales                                                                            50,363          0.3
 Private Financial Group                                                                811,470          4.8
 Treasury / Other (2)                                                                   873,880          5.3
-----------------------------------------------------------------------------------------------------------------
      TOTAL DEPOSITS EXCLUDING FLORIDA                                               16,861,100        100.0
-----------------------------------------------------------------------------------------------------------------
 Florida                                                                                    ---          ---
-----------------------------------------------------------------------------------------------------------------
      TOTAL DEPOSITS                                                               $ 16,861,100        100.0
-----------------------------------------------------------------------------------------------------------------




                                                                                         DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------
 BY LOAN TYPE                                                                           BALANCE            %
-------------------------------------------------------------------------------------------------------------------

Commercial                                                                            $ 6,439,372         29.8
Commercial real estate                                                                  3,975,562         18.4
-------------------------------------------------------------------------------------------------------------------
     Total Commercial and Commercial Real Estate                                       10,414,934         48.2
-------------------------------------------------------------------------------------------------------------------
Consumer
     Auto leases - Indirect (unearned income $456,485,
        $500,430, and $524,029)                                                         3,207,514         14.8
     Auto loans - Indirect                                                              2,883,279         13.3
     Home equity loans & lines of credit                                                3,582,028         16.6
     Residential mortgage                                                                 970,704          4.5
     Other loans                                                                          543,414          2.6
-------------------------------------------------------------------------------------------------------------------
     Total Consumer                                                                    11,186,939         51.8
-------------------------------------------------------------------------------------------------------------------
      TOTAL LOANS                                                                    $ 21,601,873        100.0
-------------------------------------------------------------------------------------------------------------------

 TOTAL LOANS BY BUSINESS SEGMENT
--------------------------------------------------------------------------
 Regional Banking
    Central Ohio / West Virginia                                                      $ 4,264,143         19.7
    Northern Ohio                                                                       2,694,081         12.5
    Southern Ohio / Kentucky                                                            1,327,355          6.1
    West Michigan                                                                       1,837,094          8.5
    East Michigan                                                                         936,899          4.3
    Indiana                                                                               695,354          3.2
--------------------------------------------------------------------------------------------------------------------
       Total Regional Banking                                                          11,754,926         54.3
--------------------------------------------------------------------------------------------------------------------
 Dealer Sales                                                                           6,239,117         29.0
 Private Financial Group                                                                  762,771          3.5
 Treasury / Other                                                                         121,534          0.6
--------------------------------------------------------------------------------------------------------------------
      TOTAL LOANS EXCLUDING FLORIDA                                                    18,878,348         87.4
--------------------------------------------------------------------------------------------------------------------
 Florida                                                                                2,723,525         12.6
--------------------------------------------------------------------------------------------------------------------
      TOTAL LOANS                                                                    $ 21,601,873        100.0
--------------------------------------------------------------------------------------------------------------------


 DEPOSIT COMPOSITION BY DEPOSIT TYPE AND BY BUSINESS SEGMENT
-------------------------------------------------------------------------------
(in thousands)

                                                                                            DECEMBER 31, 2001
-------------------------------------------------------------------------------      --------------------------------
 BY DEPOSIT TYPE                                                                             BALANCE              %
--------------------------------------------------------------------------------------------------------------------------
 Demand deposits
      Non-interest bearing                                                                  $ 3,635,173         18.0
      Interest bearing                                                                        5,723,160         28.4
 Savings deposits                                                                             3,466,305         17.2
 Other domestic time deposits                                                                 5,868,451         29.1
--------------------------------------------------------------------------------------------------------------------------
     TOTAL CORE DEPOSITS (1)                                                                 18,693,089         92.7
--------------------------------------------------------------------------------------------------------------------------
 Domestic time deposits of $100,000 or more                                                   1,130,563          5.6
 Brokered time deposits and negotiable CDs                                                      137,915          0.7
 Foreign time deposits                                                                          225,737          1.0
--------------------------------------------------------------------------------------------------------------------------
      TOTAL DEPOSITS                                                                       $ 20,187,304        100.0
--------------------------------------------------------------------------------------------------------------------------

 TOTAL DEPOSITS BY BUSINESS SEGMENT
--------------------------------------------------------------------------
 Regional Banking
    Central Ohio / West Virginia                                                            $ 5,217,459         25.8
    Northern Ohio                                                                             3,255,847         16.1
    Southern Ohio / Kentucky                                                                  1,290,832          6.4
    West Michigan                                                                             2,226,500         11.0
    East Michigan                                                                             1,895,470          9.4
    Indiana                                                                                     577,699          2.9
--------------------------------------------------------------------------------------------------------------------------
       Total Regional Banking                                                                14,463,807         71.6
--------------------------------------------------------------------------------------------------------------------------
 Dealer Sales                                                                                    82,684          0.4
 Private Financial Group                                                                        716,693          3.6
 Treasury / Other (2)                                                                           256,201          1.3
--------------------------------------------------------------------------------------------------------------------------
      TOTAL DEPOSITS EXCLUDING FLORIDA                                                       15,519,385         76.9
--------------------------------------------------------------------------------------------------------------------------
 Florida                                                                                      4,667,919         23.1
--------------------------------------------------------------------------------------------------------------------------
      TOTAL DEPOSITS                                                                       $ 20,187,304        100.0
--------------------------------------------------------------------------------------------------------------------------

 TOTAL DEPOSITS BY BUSINESS SEGMENT
--------------------------------------------------------------------------
 Regional Banking
    Central Ohio / West Virginia                                                            $ 5,217,459         25.8
    Northern Ohio                                                                             3,255,847         16.1
    Southern Ohio / Kentucky                                                                  1,290,832          6.4
    West Michigan                                                                             2,226,500         11.0
    East Michigan                                                                             1,895,470          9.4
    Indiana                                                                                     577,699          2.9
--------------------------------------------------------------------------------------------------------------------------
       Total Regional Banking                                                                14,463,807         71.6
--------------------------------------------------------------------------------------------------------------------------
 Dealer Sales                                                                                    82,684          0.4
 Private Financial Group                                                                        716,693          3.6
 Treasury / Other (2)                                                                           256,201          1.3
--------------------------------------------------------------------------------------------------------------------------
      TOTAL DEPOSITS EXCLUDING FLORIDA                                                       15,519,385         76.9
--------------------------------------------------------------------------------------------------------------------------
 Florida                                                                                      4,667,919         23.1
--------------------------------------------------------------------------------------------------------------------------
      TOTAL DEPOSITS                                                                       $ 20,187,304        100.0
--------------------------------------------------------------------------------------------------------------------------


 LOAN PORTFOLIO COMPOSITION BY LOAN TYPE AND BY BUSINESS SEGMENT
-------------------------------------------------------------------------------
 (in thousands)

                                                                                               JUNE 30, 2001
--------------------------------------------------------------------------------     ---------------------------------
 BY LOAN TYPE                                                                                BALANCE              %
----------------------------------------------------------------------------------------------------------------------

Commercial                                                                                  $ 6,753,809          32.0
Commercial real estate                                                                        3,639,811          17.2
----------------------------------------------------------------------------------------------------------------------
     Total Commercial and Commercial Real Estate                                             10,393,620          49.2
----------------------------------------------------------------------------------------------------------------------
Consumer
     Auto leases - Indirect (unearned income $456,485,
        $500,430, and $524,029)                                                               3,194,592          15.1
     Auto loans - Indirect                                                                    2,675,479          12.7
     Home equity loans & lines of credit                                                      3,406,465          16.1
     Residential mortgage                                                                       844,417           4.0
     Other loans                                                                                613,289           2.9
----------------------------------------------------------------------------------------------------------------------
     Total Consumer                                                                          10,734,242          50.8
----------------------------------------------------------------------------------------------------------------------
      TOTAL LOANS                                                                          $ 21,127,862         100.0
----------------------------------------------------------------------------------------------------------------------

 Total Loans by Business Segment
--------------------------------------------------------------------------
 Regional Banking
    Central Ohio / West Virginia                                                            $ 4,241,112          20.1
    Northern Ohio                                                                             2,761,361          13.1
    Southern Ohio / Kentucky                                                                  1,286,152           6.1
    West Michigan                                                                             1,845,281           8.7
    East Michigan                                                                               819,537           3.9
    Indiana                                                                                     663,425           3.1
----------------------------------------------------------------------------------------------------------------------
       Total Regional Banking                                                                11,616,868          55.0
----------------------------------------------------------------------------------------------------------------------
 Dealer Sales                                                                                 6,206,823          29.4
 Private Financial Group                                                                        638,803           3.0
 Treasury / Other                                                                                86,088           0.4
----------------------------------------------------------------------------------------------------------------------
      TOTAL LOANS EXCLUDING FLORIDA                                                          18,548,582          87.8
----------------------------------------------------------------------------------------------------------------------
 Florida                                                                                      2,579,280          12.2
----------------------------------------------------------------------------------------------------------------------
      TOTAL LOANS                                                                          $ 21,127,862         100.0
----------------------------------------------------------------------------------------------------------------------


 DEPOSIT COMPOSITION BY DEPOSIT TYPE AND BY BUSINESS SEGMENT
-------------------------------------------------------------------------------
(in thousands)

                                                                                              JUNE 30, 2001
--------------------------------------------------------------------------------    ---------------------------------
 BY DEPOSIT TYPE                                                                             BALANCE             %
---------------------------------------------------------------------------------------------------------------------
 Demand deposits
      Non-interest bearing                                                                 $ 3,258,252          17.2
      Interest bearing                                                                       4,878,355          25.7
 Savings deposits                                                                            3,640,318          19.2
 Other domestic time deposits                                                                5,542,738          29.2
---------------------------------------------------------------------------------------------------------------------
     TOTAL CORE DEPOSITS (1)                                                                17,319,663          91.3
---------------------------------------------------------------------------------------------------------------------
 Domestic time deposits of $100,000 or more                                                  1,167,206           6.1
 Brokered time deposits and negotiable CDs                                                     100,233           0.5
 Foreign time deposits                                                                         409,820           2.1
---------------------------------------------------------------------------------------------------------------------
      TOTAL DEPOSITS                                                                      $ 18,996,922         100.0
---------------------------------------------------------------------------------------------------------------------

 TOTAL DEPOSITS BY BUSINESS SEGMENT
--------------------------------------------------------------------------
 Regional Banking
    Central Ohio / West Virginia                                                           $ 4,702,728          24.8
    Northern Ohio                                                                            3,033,586          16.0
    Southern Ohio / Kentucky                                                                 1,206,253           6.3
    West Michigan                                                                            2,207,616          11.6
    East Michigan                                                                            1,741,008           9.2
    Indiana                                                                                    542,694           2.9
---------------------------------------------------------------------------------------------------------------------
       Total Regional Banking                                                               13,433,885          70.8
---------------------------------------------------------------------------------------------------------------------
 Dealer Sales                                                                                   87,688           0.4
 Private Financial Group                                                                       595,424           3.1
 Treasury / Other (2)                                                                          420,678           2.2
---------------------------------------------------------------------------------------------------------------------
      TOTAL DEPOSITS EXCLUDING FLORIDA                                                      14,537,675          76.5
---------------------------------------------------------------------------------------------------------------------
 Florida                                                                                     4,459,247          23.5
---------------------------------------------------------------------------------------------------------------------
      TOTAL DEPOSITS                                                                      $ 18,996,922         100.0
---------------------------------------------------------------------------------------------------------------------


(1) Core deposits include non-interest bearing and interest bearing demand deposits, savings deposits, CDs under $100,000, and IRA deposits.

(2)  Comprised largely of brokered deposits and negotiable CDs.

HUNTINGTON BANCSHARES INCORPORATED
-------------------------------------------------------------------------------
CONSOLIDATED QUARTERLY NET INTEREST MARGIN ANALYSIS
REPORTED BASIS
(in millions)

                                                                                AVERAGE BALANCES
                                                        ------------------------------------------------------------------
                                                                   2002                            2001
----------------------------------------------------------------------------------  --------------------------------------
Fully Tax Equivalent Basis (1)                            SECOND         First        Fourth       Third        Second
--------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest bearing deposits in banks                             $ 29          $ 34         $ 14          $ 5           $ 5
Trading account securities                                        6             5            8            8            39
Federal funds sold and securities purchased
   under resale agreements                                       68            62           86           86            93
Mortgages held for sale                                         174           381          433          344           420
Securities:
      Taxable                                                 2,735         2,713        2,720        2,896         3,368
      Tax exempt                                                 96           101          108          140           201
--------------------------------------------------------------------------------------------------------------------------
           Total Securities                                   2,831         2,814        2,828        3,036         3,569
--------------------------------------------------------------------------------------------------------------------------
Loans:
     Commercial                                               5,614         6,045        6,491        6,681         6,741
     Real Estate
          Construction                                        1,420         1,455        1,492        1,388         1,303
          Commercial                                          2,233         2,364        2,397        2,346         2,294
     Consumer
           Auto leases - Indirect                             3,113         3,166        3,229        3,243         3,222
           Auto loans - Indirect                              2,597         2,730        2,903        2,806         2,575
           Home equity loans & lines of credit                2,911         3,209        3,554        3,456         3,344
           Residential mortgage                               1,229         1,021          892          854           942
           Other loans                                          413           482          554          574           600
--------------------------------------------------------------------------------------------------------------------------
           Total Consumer                                    10,263        10,608       11,132       10,933        10,683
--------------------------------------------------------------------------------------------------------------------------
Total Loans                                                  19,530        20,472       21,512       21,348        21,021
--------------------------------------------------------------------------------------------------------------------------
Allowance for loan losses                                       400           415          393          358           316
--------------------------------------------------------------------------------------------------------------------------
Net loans                                                    19,130        20,057       21,119       20,990        20,705
--------------------------------------------------------------------------------------------------------------------------
Total earning assets                                         22,638        23,768       24,881       24,827        25,147
--------------------------------------------------------------------------------------------------------------------------
Cash and due from banks                                         722           819          876          910           910
All other assets                                              1,997         2,372        2,613        2,609         2,608
--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                $24,957      $ 26,544     $ 27,977     $ 27,988      $ 28,349
--------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Core deposits
     Non-interest bearing deposits                           $2,739       $ 3,041      $ 3,406      $ 3,341       $ 3,252
     Interest bearing demand deposits                         4,920         5,148        5,519        5,096         4,799
     Savings deposits                                         2,808         3,097        3,388        3,472         3,547
     Other domestic time deposits                             4,218         5,015        5,923        5,940         5,718
--------------------------------------------------------------------------------------------------------------------------
          Total core deposits                                14,685        16,301       18,236       17,849        17,316
--------------------------------------------------------------------------------------------------------------------------
Domestic time deposits of $100,000 or more                      852         1,052        1,199        1,262         1,294
Brokered time deposits and negotiable CDs                       649           302          109          120           118
Foreign time deposits                                           296           270          230          257           377
--------------------------------------------------------------------------------------------------------------------------
     Total deposits                                          16,482        17,925       19,774       19,488        19,105
--------------------------------------------------------------------------------------------------------------------------
Short-term borrowings                                         1,886         1,998        1,907        2,140         2,759
Medium-term notes                                             1,910         1,967        1,863        1,990         2,005
Subordinated notes and other long-term debt,
   including preferred capital securities                     1,229         1,233        1,183        1,184         1,180
--------------------------------------------------------------------------------------------------------------------------
     Total interest bearing liabilities                      18,768        20,082       21,321       21,461        21,797
--------------------------------------------------------------------------------------------------------------------------
All other liabilities                                         1,107         1,051          889          811           897
Shareholders' equity                                          2,343         2,370        2,361        2,375         2,403
--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  $24,957      $ 26,544     $ 27,977     $ 27,988      $ 28,349
--------------------------------------------------------------------------------------------------------------------------




(1)  Fully tax equivalent yields are calculated assuming a 35% tax rate.

HUNTINGTON BANCSHARES INCORPORATED
-------------------------------------------------------------------------------
CONSOLIDATED QUARTERLY NET INTEREST MARGIN ANALYSIS
REPORTED BASIS
(in millions)

                                                                                AVERAGE RATES (3)
                                                         -------------------------------------------------------------
                                                                  2002                           2001
------------------------------------------------------------------------------------  --------------------------------
Fully Tax Equivalent Basis (1)                           SECOND         First         Fourth     Third      Second
----------------------------------------------------------------------------------------------------------------------

ASSETS
Interest bearing deposits in banks                           2.44%         2.02%       2.09%      3.75%       5.09%
Trading account securities                                   5.37          2.79        3.59       3.83        5.15
Federal funds sold and securities purchased
   under resale agreements                                   1.51          1.43        2.18       3.20        4.21
Mortgages held for sale                                      7.07          6.51        6.64       7.18        6.96
Securities:
      Taxable                                                6.33          6.43        6.62       6.71        6.26
      Tax exempt                                             7.69          7.76        7.81       7.38        7.26
----------------------------------------------------------------------------------------------------------------------
           Total Securities                                  6.37          6.48        6.66       6.75        6.32
----------------------------------------------------------------------------------------------------------------------
Loans:
     Commercial                                              5.50          5.39        5.86       6.92        7.44
     Real Estate
          Construction                                       4.81          4.91        5.50       6.62        7.43
          Commercial                                         6.36          6.62        6.85       7.54        7.92
     Consumer
           Auto leases - Indirect                            6.42          6.62        6.58       6.67        6.71
           Auto loans - Indirect                             7.98          8.03        8.24       8.45        8.70
           Home equity loans & lines of credit               5.72          6.30        7.20       7.87        8.56
           Residential mortgage                              6.23          6.57        7.17       7.54        7.72
           Other loans                                       7.47          7.41        8.12       7.89        8.01
----------------------------------------------------------------------------------------------------------------------
           Total Consumer                                    6.64          6.92        7.34       7.65        7.94
----------------------------------------------------------------------------------------------------------------------
Total Loans                                                  6.15          6.29        6.71       7.34        7.75
----------------------------------------------------------------------------------------------------------------------
Loan fees                                                    0.55          0.48        0.51       0.53        0.56
----------------------------------------------------------------------------------------------------------------------
Total Loans with fees (2)                                    6.70          6.77        7.22       7.87        8.31
----------------------------------------------------------------------------------------------------------------------
Total earning assets                                         6.64%         6.71%       7.12%      7.70%       7.98%
----------------------------------------------------------------------------------------------------------------------




LIABILITIES AND SHAREHOLDERS' EQUITY
Core deposits
     Non-interest bearing deposits
     Interest bearing demand deposits                        1.84%         1.80%       2.00%      2.74%       2.87%
     Savings deposits                                        1.83          1.87        2.11       3.00        3.42
     Other domestic time deposits                            4.61          4.99        5.19       5.52        5.83
----------------------------------------------------------------------------------------------------------------------
          Total core deposits                                2.29          2.46        2.68       3.20        3.42
----------------------------------------------------------------------------------------------------------------------
Domestic time deposits of $100,000 or more                   2.82          3.05        4.68       4.82        5.33
Brokered time deposits and negotiable CDs                    2.48          2.48        3.55       4.42        5.57
Foreign time deposits                                        1.38          1.91        1.99       3.39        4.11
----------------------------------------------------------------------------------------------------------------------
     Total deposits                                          2.31          2.49        2.80       3.32        3.58
----------------------------------------------------------------------------------------------------------------------
Short-term borrowings                                        1.97          2.36        2.65       3.69        4.37
Medium-term notes                                            3.21          3.43        4.58       6.12        6.59
Subordinated notes and other long-term debt,
   including preferred capital securities                    4.05          4.14        4.96       5.19        5.96
----------------------------------------------------------------------------------------------------------------------
     Total interest bearing liabilities                      2.82%         3.04%       3.51%      4.23%       4.62%
----------------------------------------------------------------------------------------------------------------------



Net interest rate spread                                     3.82%         3.67%       3.61%      3.47%       3.36%
Impact of non-interest bearing funds on margin               0.48          0.47        0.50       0.57        0.61
----------------------------------------------------------------------------------------------------------------------
NET INTEREST MARGIN                                          4.30%         4.14%       4.11%      4.04%       3.97%
----------------------------------------------------------------------------------------------------------------------


(1)  Fully tax equivalent yields are calculated assuming a 35% tax rate.

(2) Total loans with fees rate includes loan fees, whereas individual loan components above are shown exclusive of fees.

(3)  Loan and deposit average rates include impact of applicable derivatives.

                       HUNTINGTON BANCSHARES INCORPORATED
                    SELECTED QUARTERLY INCOME STATEMENT DATA
                                 REPORTED BASIS


                                                                                        2002
------------------------------------------------------------------------------------------------------------------
(in thousands, except per share amounts)                                       SECOND               First
------------------------------------------------------------------------------------------------------------------

NET INTEREST INCOME                                                           $241,859            $ 242,825
Provision for loan losses                                                       53,892               55,781
------------------------------------------------------------------------------------------------------------------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES                                                    187,967              187,044
------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                                             35,354               38,530
Brokerage and insurance income                                                  17,677               18,792
Trust services                                                                  16,247               15,501
Mortgage banking                                                                10,725               19,565
Bank Owned Life Insurance income                                                11,443               11,676
Other service charges and fees                                                  10,529               10,632
Other                                                                           15,039               10,931
------------------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST INCOME BEFORE GAIN ON SALE
   OF FLORIDA OPERATIONS AND SECURITIES GAINS (LOSSES)                         117,014              125,627
Gain on sale of Florida operations                                                 ---              175,344
Securities gains (losses)                                                          966                  457
------------------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST INCOME                                                      117,980              301,428
------------------------------------------------------------------------------------------------------------------
Personnel costs                                                                105,146              114,285
Outside data processing and other services                                      16,592               18,439
Equipment                                                                       16,659               16,949
Net occupancy                                                                   14,756               17,239
Marketing                                                                        7,231                7,003
Professional services                                                            6,267                5,401
Telecommunications                                                               5,320                6,018
Printing and supplies                                                            3,683                3,837
Franchise and other taxes                                                        2,313                2,328
Amortization of intangible assets                                                  235                1,376
Other                                                                           13,858               14,511
------------------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST EXPENSE BEFORE SPECIAL CHARGES                              192,060              207,386
Special charges                                                                    ---               56,184
------------------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST EXPENSE AFTER SPECIAL CHARGES                               192,060              263,570
------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES                                              113,887              224,902
Income taxes                                                                    31,647              127,175
------------------------------------------------------------------------------------------------------------------
NET INCOME                                                                    $ 82,240             $ 97,727
------------------------------------------------------------------------------------------------------------------

PER COMMON SHARE
   Net Income - Diluted                                                          $0.33                $0.39
   Cash Dividends Declared                                                       $0.16                $0.16

RETURN ON:
   Average total assets                                                          1.32%                1.49%
   Average total shareholders' equity                                            14.1%                16.7%
Net interest margin (1)                                                          4.30%                4.14%
Efficiency ratio (2)                                                             53.3%                55.7%

REVENUE - FULLY TAXABLE EQUIVALENT (FTE)
Net Interest Income                                                           $241,859            $ 242,825
Tax Equivalent Adjustment (1)                                                    1,071                1,169
------------------------------------------------------------------------------------------------------------------
Net Interest Income                                                            242,930              243,994
Non-Interest Income                                                            117,980              301,428
------------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                                                 $360,910            $ 545,422
------------------------------------------------------------------------------------------------------------------

TOTAL REVENUE EXCLUDING SECURITIES GAINS (LOSSES)                             $359,944            $ 544,965
------------------------------------------------------------------------------------------------------------------




                                                                                                   2001
------------------------------------------------------------------------ --------------------------------------------------------
(in thousands, except per share amounts)                                       Fourth               Third               Second
---------------------------------------------------------------------------------------------------------------------------------

NET INTEREST INCOME                                                           $255,238             $249,787             $248,033
Provision for loan losses                                                      108,275               49,559              117,495
---------------------------------------------------------------------------------------------------------------------------------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES                                                    146,963              200,228              130,538
---------------------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                                             42,753               41,719               40,673
Brokerage and insurance income                                                  20,966               19,912               19,388
Trust services                                                                  15,321               15,485               15,178
Mortgage banking                                                                15,768               14,616               18,733
Bank Owned Life Insurance income                                                 9,560                9,560                9,561
Other service charges and fees                                                  12,552               12,350               12,217
Other                                                                           16,088               15,755               14,956
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST INCOME BEFORE GAIN ON SALE
   OF FLORIDA OPERATIONS AND SECURITIES GAINS (LOSSES)                         133,008              129,397              130,706
Gain on sale of Florida operations                                                 ---                  ---                  ---
Securities gains (losses)                                                           89                1,059               (2,503)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST INCOME                                                      133,097              130,456              128,203
---------------------------------------------------------------------------------------------------------------------------------
Personnel costs                                                                118,143              120,767              122,068
Outside data processing and other services                                      17,992               17,375               17,671
Equipment                                                                       20,593               20,151               19,844
Net occupancy                                                                   19,950               19,266               18,188
Marketing                                                                        6,345                6,921                7,852
Professional services                                                            6,235                5,912                6,763
Telecommunications                                                               6,793                6,859                7,207
Printing and supplies                                                            4,293                4,450                4,565
Franchise and other taxes                                                        2,893                2,470                2,246
Amortization of intangible assets                                               10,100               10,114               10,435
Other                                                                           14,017               14,605               16,457
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST EXPENSE BEFORE SPECIAL CHARGES                              227,354              228,890              233,296
Special charges                                                                 15,143               50,817               33,997
---------------------------------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST EXPENSE AFTER SPECIAL CHARGES                               242,497              279,707              267,293
---------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES                                               37,563               50,977               (8,552)
Income taxes                                                                   (28,086)               8,348              (10,929)
---------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                                    $ 65,649             $ 42,629              $ 2,377
---------------------------------------------------------------------------------------------------------------------------------

PER COMMON SHARE
   Net Income - Diluted                                                          $0.26                $0.17                $0.01
   Cash Dividends Declared                                                       $0.16                $0.16                $0.20

RETURN ON:
   Average total assets                                                          0.93%                0.60%                0.03%
   Average total shareholders' equity                                            11.0%                 7.1%                 0.4%
Net interest margin (1)                                                          4.11%                4.04%                3.97%
Efficiency ratio (2)                                                             55.8%                57.5%                58.6%

REVENUE - FULLY TAXABLE EQUIVALENT (FTE)
Net Interest Income                                                           $255,238             $249,787             $248,033
Tax Equivalent Adjustment (1)                                                    1,292                1,442                1,616
---------------------------------------------------------------------------------------------------------------------------------
Net Interest Income                                                            256,530              251,229              249,649
Non-Interest Income                                                            133,097              130,456              128,203
---------------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                                                 $389,627             $381,685             $377,852
---------------------------------------------------------------------------------------------------------------------------------

TOTAL REVENUE EXCLUDING SECURITIES GAINS (LOSSES)                             $389,538             $380,626             $380,355
---------------------------------------------------------------------------------------------------------------------------------


(1)  Calculated assuming a 35% tax rate.

(2)  Excludes gain on sale of Florida operations and special charges.

                       HUNTINGTON BANCSHARES INCORPORATED
                  LOAN LOSS RESERVE AND NET CHARGE-OFF ANALYSIS
                                 REPORTED BASIS


                                                                                             2002
---------------------------------------------------------------------------------------------------------------------
(in thousands)                                                                    SECOND                First
------------------------------------------------------------------------------------------------------------------------

ALLOWANCE FOR LOAN LOSSES, BEGINNING OF PERIOD                                    $386,053             $410,572

Loan losses                                                                        (57,482)             (67,527)
Recoveries of loans previously charged off                                          12,582               11,746
------------------------------------------------------------------------------------------------------------------------
   Net loan losses                                                                 (44,900)             (55,781)
------------------------------------------------------------------------------------------------------------------------

Allowance of assets sold                                                               ---              (22,297)
Allowance of securitized loans                                                      (2,034)              (2,222)
Provision for loan losses                                                           53,892               55,781
------------------------------------------------------------------------------------------------------------------------
ALLOWANCE FOR LOAN LOSSES, END OF PERIOD                                          $393,011             $386,053
------------------------------------------------------------------------------------------------------------------------

Allowance for loan losses as a % of total loans                                       2.00%                2.00%
Allowance for loan losses as a % of non-performing loans                             185.3%               175.9%
Allowance for loan losses and OREO as a % of
   non-performing assets                                                             175.7%               170.9%


NET CHARGE-OFFS BY LOAN TYPE

Commercial                                                                        $ 21,528             $ 19,586
Commercial real estate                                                               2,037                3,983
------------------------------------------------------------------------------------------------------------------------
   Total commercial and commercial real estate                                      23,565               23,569

Consumer
   Auto leases                                                                       8,401               12,809
   Auto loans                                                                        7,356               12,759
   Home equity loans & lines of credit                                               3,096                3,950
   Residential mortgage                                                                555                  122
   Other loans                                                                       1,927                2,572
------------------------------------------------------------------------------------------------------------------------
      Total consumer                                                                21,335               32,212
------------------------------------------------------------------------------------------------------------------------
TOTAL NET CHARGE-OFFS                                                             $ 44,900             $ 55,781
------------------------------------------------------------------------------------------------------------------------


NET CHARGE-OFFS - ANNUALIZED PERCENTAGES

Commercial                                                                            1.54%                1.31%
Commercial real estate                                                                0.22                 0.42
------------------------------------------------------------------------------------------------------------------------
   Total commercial and commercial real estate                                        1.02                 0.97

Consumer
   Auto leases                                                                        1.08                 1.64
   Auto loans                                                                         1.14                 1.90
   Home equity loans & lines of credit                                                0.43                 0.50
   Residential mortgage                                                               0.18                 0.05
   Other loans                                                                        1.87                 2.16
------------------------------------------------------------------------------------------------------------------------
      Total consumer                                                                  0.83                 1.23
------------------------------------------------------------------------------------------------------------------------
TOTAL NET CHARGE-OFFS                                                                 0.92%                1.11%
------------------------------------------------------------------------------------------------------------------------

NET CHARGE-OFFS AS A% OF AVERAGE LOANS - EXCLUDING
   EXITED BUSINESSES                                                                  0.88%               1.04%
------------------------------------------------------------------------------------------------------------------------



                                                                                                    2001
---------------------------------------------------------------     -----------------------------------------------------------
(in thousands)                                                           Fourth                Third                Second
-------------------------------------------------------------------------------------------------------------------------------

ALLOWANCE FOR LOAN LOSSES, BEGINNING OF PERIOD                          $360,446              $352,243             $301,777

Loan losses                                                              (66,808)              (49,386)             (75,472)
Recoveries of loans previously charged off                                10,662                 9,643               10,007
-------------------------------------------------------------------------------------------------------------------------------
   Net loan losses                                                       (56,146)              (39,743)             (65,465)
-------------------------------------------------------------------------------------------------------------------------------

Allowance of assets sold                                                     ---                   ---                  ---
Allowance of securitized loans                                            (2,003)               (1,613)              (1,564)
Provision for loan losses                                                108,275                49,559              117,495
-------------------------------------------------------------------------------------------------------------------------------
ALLOWANCE FOR LOAN LOSSES, END OF PERIOD                                $410,572              $360,446             $352,243
-------------------------------------------------------------------------------------------------------------------------------

Allowance for loan losses as a % of total loans                             1.90%                 1.67%                1.67%
Allowance for loan losses as a % of non-performing loans                   185.7%                178.4%               225.7%
Allowance for loan losses and OREO as a % of
   non-performing assets                                                   180.1%                171.1%               211.2%


NET CHARGE-OFFS BY LOAN TYPE

Commercial                                                              $ 22,555              $ 10,141             $ 13,190
Commercial real estate                                                       797                     3                1,624
-------------------------------------------------------------------------------------------------------------------------------
   Total commercial and commercial real estate                            23,352                10,144               14,814

Consumer
   Auto leases                                                            12,634                10,395               17,535
   Auto loans                                                             13,106                11,306               24,568
   Home equity loans & lines of credit                                     4,153                 4,866                2,936
   Residential mortgage                                                      376                   109                  241
   Other loans                                                             2,525                 2,923                5,371
-------------------------------------------------------------------------------------------------------------------------------
      Total consumer                                                      32,794                29,599               50,651
-------------------------------------------------------------------------------------------------------------------------------
TOTAL NET CHARGE-OFFS                                                   $ 56,146              $ 39,743             $ 65,465
-------------------------------------------------------------------------------------------------------------------------------


NET CHARGE-OFFS - ANNUALIZED PERCENTAGES

Commercial                                                                 1.38%                  0.60%                0.78%
Commercial real estate                                                      0.08                  0.00                 0.18
-------------------------------------------------------------------------------------------------------------------------------
   Total commercial and commercial real estate                              0.89                  0.39                 0.57

Consumer
   Auto leases                                                              1.55                  1.27                 2.17
   Auto loans                                                               1.79                  1.60                 3.83
   Home equity loans & lines of credit                                      0.46                  0.56                 0.35
   Residential mortgage                                                     0.17                  0.05                 0.10
   Other loans                                                              1.81                  2.02                 3.59
-------------------------------------------------------------------------------------------------------------------------------
      Total consumer                                                        1.17                  1.07                 1.90
-------------------------------------------------------------------------------------------------------------------------------
TOTAL NET CHARGE-OFFS                                                       1.04%                 0.74%                1.25%
-------------------------------------------------------------------------------------------------------------------------------

NET CHARGE-OFFS AS A% OF AVERAGE LOANS - EXCLUDING
   EXITED BUSINESSES                                                        0.98%                 0.61%                0.73%
-------------------------------------------------------------------------------------------------------------------------------


                       HUNTINGTON BANCSHARES INCORPORATED
                    NON-PERFORMING ASSETS AND PAST DUE LOANS
                                 REPORTED BASIS


                                                                                         2002
----------------------------------------------------------------------------------------------------------------
(in thousands)                                                               SECOND               First
----------------------------------------------------------------------------------------------------------------

Non-accrual loans:
   Commercial                                                               $ 156,252            $ 162,959
   Commercial real estate                                                      45,795               43,295
   Residential mortgage                                                         8,776               11,896
----------------------------------------------------------------------------------------------------------------
Total Nonaccrual Loans                                                        210,823              218,150
Renegotiated loans                                                              1,268                1,268
----------------------------------------------------------------------------------------------------------------
TOTAL NON-PERFORMING LOANS                                                    212,091              219,418
Other real estate, net                                                         11,146                6,112
----------------------------------------------------------------------------------------------------------------
TOTAL NON-PERFORMING ASSETS                                                 $ 223,237            $ 225,530
----------------------------------------------------------------------------------------------------------------


Non-performing loans as a % of total loans                                       1.08%                1.13%
Non-performing assets as a % of total loans
   and other real estate                                                         1.14%                1.17%


ACCRUING LOANS PAST DUE 90 DAYS OR MORE                                      $ 58,449             $ 61,746



                                                                                          2002
----------------------------------------------------------------------------------------------------------------
(in thousands)                                                               SECOND               First
----------------------------------------------------------------------------------------------------------------

NON-PERFORMING ASSETS, BEGINNING OF PERIOD                                  $ 225,530            $ 227,493
New non-performing assets                                                      73,002               74,446
Loan losses                                                                   (28,297)             (26,072)
Payments                                                                      (44,303)             (37,663)
Sales                                                                          (2,358)              (8,925)(1)
Other                                                                            (337)              (3,749)
----------------------------------------------------------------------------------------------------------------
NON-PERFORMING ASSETS, END OF PERIOD                                        $ 223,237            $ 225,530
----------------------------------------------------------------------------------------------------------------



                                                                                              2001
---------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                          Fourth                Third               Second
---------------------------------------------------------------------------------------------------------------------------

Non-accrual loans:
   Commercial                                                          $ 159,637            $ 148,177            $ 116,044
   Commercial real estate                                                 48,360               40,882               26,870
   Residential mortgage                                                   11,836               11,666               11,868
---------------------------------------------------------------------------------------------------------------------------
Total Nonaccrual Loans                                                   219,833              200,725              154,782
Renegotiated loans                                                         1,276                1,286                1,290
---------------------------------------------------------------------------------------------------------------------------
TOTAL NON-PERFORMING LOANS                                               221,109              202,011              156,072
Other real estate, net                                                     6,384                8,050                9,913
---------------------------------------------------------------------------------------------------------------------------
TOTAL NON-PERFORMING ASSETS                                            $ 227,493            $ 210,061            $ 165,985
---------------------------------------------------------------------------------------------------------------------------


Non-performing loans as a % of total loans                                  1.02%                0.94%                0.74%
Non-performing assets as a % of total loans
   and other real estate                                                    1.05%                0.97%                0.79%


ACCRUING LOANS PAST DUE 90 DAYS OR MORE                                 $ 91,635             $ 92,791             $ 67,077



                                                                                             2001
---------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                          Fourth                Third               Second
---------------------------------------------------------------------------------------------------------------------------

NON-PERFORMING ASSETS, BEGINNING OF PERIOD                             $ 210,061            $ 165,985            $ 124,886
New non-performing assets                                                 85,986               94,990               95,037(2)
Loan losses                                                              (34,580)             (12,480)             (13,188)
Payments                                                                 (28,315)             (34,219)             (19,332)
Sales                                                                     (4,131)              (3,331)             (21,306)(2)
Other                                                                     (1,528)                (884)                (112)
---------------------------------------------------------------------------------------------------------------------------
NON-PERFORMING ASSETS, END OF PERIOD                                   $ 227,493            $ 210,061            $ 165,985
---------------------------------------------------------------------------------------------------------------------------




(1)  Includes $6.5 million related to the sale of Florida operations.

(2) Includes $14.9 million related to investment in Pacific Gas & Electric commercial paper.

                       HUNTINGTON BANCSHARES INCORPORATED
                     STOCK SUMMARY, CAPITAL, AND OTHER DATA
                                 REPORTED BASIS


                                                                                      2002
--------------------------------------------------------------------------------------------------------------
                                                                            SECOND            First
--------------------------------------------------------------------------------------------------------------

High                                                                    $     21.770      $     20.310
Low                                                                           18.590            16.660
Close                                                                         19.420            19.700
Average Closing Price                                                         20.089            18.332
Cash dividends declared                                                 $       0.16      $       0.16


Note: Intra-day and closing stock price quotations were obtained from NASDAQ.

--------------------------------------------------------------------------------------------------------------



CAPITAL DATA - END OF PERIOD
                                                                                         2002
--------------------------------------------------------------------------------------------------------------
(in millions)                                                                SECOND (1)          First
--------------------------------------------------------------------------------------------------------------

Total Risk-Adjusted Assets                                                   $ 25,320          $ 24,935

Tier 1 Risk-Based Capital Ratio                                                 9.72%            10.26%
Total Risk-Based Capital Ratio                                                 12.75%            13.40%
Tier 1 Leverage Ratio                                                           9.94%             9.72%

Tangible Equity / Asset Ratio                                                   8.41%             9.03%

--------------------------------------------------------------------------------------------------------------



OTHER DATA - END OF PERIOD
                                                                                          2002
--------------------------------------------------------------------------------------------------------------
                                                                                SECOND            First
--------------------------------------------------------------------------------------------------------------

Number of employees (full-time equivalent)
   Huntington, excluding Florida operations                                     8,174             8,342
   Florida operations (2)                                                         ---               ---
--------------------------------------------------------------------------------------------------------------
   Total Huntington                                                             8,174             8,342
--------------------------------------------------------------------------------------------------------------




                                                                                                    2001
-----------------------------------------------------------------------     ------------------------------------------------------
                                                                                 Fourth              Third              Second
----------------------------------------------------------------------------------------------------------------------------------

High                                                                         $     17.490        $     19.280       $     17.000
Low                                                                                14.510              15.150             13.875
Close                                                                              17.190              17.310             16.375
Average Closing Price                                                              16.269              17.696             14.936
Cash dividends declared                                                      $       0.16        $       0.16       $       0.20


Note: Intra-day and closing stock price quotations were obtained from NASDAQ.

----------------------------------------------------------------------------------------------------------------------------------



CAPITAL DATA - END OF PERIOD
                                                                                                        2001
-----------------------------------------------------------------------     ------------------------------------------------------
(in millions)                                                                       Fourth              Third              Second
----------------------------------------------------------------------------------------------------------------------------------

Total Risk-Adjusted Assets                                                        $ 27,896            $ 27,757           $ 27,375

Tier 1 Risk-Based Capital Ratio                                                      7.24%               6.97%               7.01%
Total Risk-Based Capital Ratio                                                      10.29%              10.13%              10.20%
Tier 1 Leverage Ratio                                                                7.41%               7.10%               6.96%

Tangible Equity / Asset Ratio                                                        6.04%               5.96%               5.97%



OTHER DATA - END OF PERIOD
                                                                                                     2001
----------------------------------------------------------------------- ---------------------------------------------------------
                                                                                    Fourth              Third              Second
---------------------------------------------------------------------------------------------------------------------------------

Number of employees (full-time equivalent)
   Huntington, excluding Florida operations                                         8,521               8,487               8,566
   Florida operations (2)                                                           1,222               1,232               1,215
---------------------------------------------------------------------------------------------------------------------------------
   Total Huntington                                                                 9,743               9,719               9,781
---------------------------------------------------------------------------------------------------------------------------------


(1)  Estimated.

(2)  Excludes impact of support staff for Florida operations outside of Florida.

SUPPLEMENTAL SELECTED INFORMATION -- OPERATING BASIS


         EXCLUDES:
             -    RESULTS OF FLORIDA OPERATIONS
             -    GAIN FROM SALES OF FLORIDA OPERATIONS
             -    RESTRUCTURING AND OTHER CHARGES

                       HUNTINGTON BANCSHARES INCORPORATED
                        CONSOLIDATED STATEMENTS OF INCOME
                               OPERATING BASIS (1)


 THREE MONTHS ENDED JUNE 30,
---------------------------------------------------------------------------------------------------------
(in thousands, except per share amounts)                                      2002                2001
---------------------------------------------------------------------------------------------------------
Net Interest Income                                                       $ 241,859             $225,883
Provision for loan losses                                                    53,892               41,937
---------------------------------------------------------------------------------------------------------
               NET INTEREST INCOME
                    AFTER PROVISION FOR LOAN LOSSES                         187,967              183,946
---------------------------------------------------------------------------------------------------------

Total non-interest income                                                   115,270              113,608
Total non-interest expense                                                  190,185              192,443
---------------------------------------------------------------------------------------------------------

               INCOME BEFORE INCOME TAXES                                   113,052              105,111
Income taxes                                                                 31,344               29,509
---------------------------------------------------------------------------------------------------------
               NET INCOME                                                  $ 81,708             $ 75,602
---------------------------------------------------------------------------------------------------------

  PER COMMON SHARE
     Net income
          Basic                                                               $0.33                $0.30
          Diluted                                                             $0.33                $0.30

     Cash dividends declared                                                  $0.16                $0.20

  AVERAGE COMMON SHARES
          Basic                                                             246,106              251,024
          Diluted                                                           247,867              251,448

-----------------------------------------------------------------------------------------------------------------



 SIX MONTHS ENDED JUNE 30,
---------------------------------------------------------------------------------------------------------
(in thousands, except per share amounts)                                      2002                2001
---------------------------------------------------------------------------------------------------------
Net Interest Income                                                       $ 474,960             $447,901
Provision for loan losses                                                   104,487               71,646
---------------------------------------------------------------------------------------------------------
               NET INTEREST INCOME
                    AFTER PROVISION FOR LOAN LOSSES                         370,473              376,255
---------------------------------------------------------------------------------------------------------

Total non-interest income                                                   230,721              212,259
Total non-interest expense                                                  379,236              386,260
---------------------------------------------------------------------------------------------------------

               INCOME BEFORE INCOME TAXES                                   221,958              202,254
Income taxes                                                                 60,737               55,197
---------------------------------------------------------------------------------------------------------
               NET INCOME                                                 $ 161,221             $147,057
---------------------------------------------------------------------------------------------------------

  PER COMMON SHARE
     Net income
          Basic                                                               $0.65                $0.58
          Diluted                                                             $0.65                $0.58

     Cash dividends declared                                                  $0.32                $0.40

  AVERAGE COMMON SHARES
          Basic                                                             248,415              250,984
          Diluted                                                           249,946              251,479



 THREE MONTHS ENDED JUNE 30,                                                                CHANGE
----------------------------------------------------------------------        -----------------------------------
(in thousands, except per share amounts)                                         Amount              Percent
----------------------------------------------------------------------        -----------------------------------
Net Interest Income                                                             $ 15,976               7.1%
Provision for loan losses                                                         11,955              28.5
----------------------------------------------------------------------        -----------------------------------
               NET INTEREST INCOME
                    AFTER PROVISION FOR LOAN LOSSES                                4,021               2.2
----------------------------------------------------------------------        -----------------------------------

Total non-interest income                                                          1,662               1.5
Total non-interest expense                                                        (2,258)             (1.2)
----------------------------------------------------------------------        -----------------------------------

               INCOME BEFORE INCOME TAXES                                          7,941               7.6
Income taxes                                                                       1,835               6.2
----------------------------------------------------------------------        -----------------------------------
               NET INCOME                                                        $ 6,106               8.1%
----------------------------------------------------------------------        -----------------------------------

  PER COMMON SHARE
     Net income
          Basic                                                                   $ 0.03              10.0%
          Diluted                                                                 $ 0.03              10.0%

     Cash dividends declared                                                     $ (0.04)            (20.0)%

  AVERAGE COMMON SHARES
          Basic                                                                   (4,918)             (2.0)%
          Diluted                                                                 (3,581)             (1.4)%

----------------------------------------------------------------------



 SIX MONTHS ENDED JUNE 30,                                                              CHANGE
----------------------------------------------------------------------      -----------------------------------
(in thousands, except per share amounts)                                         Amount              Percent
----------------------------------------------------------------------      -----------------------------------
Net Interest Income                                                             $ 27,059               6.0%
Provision for loan losses                                                         32,841              45.8
----------------------------------------------------------------------      -----------------------------------
               NET INTEREST INCOME
                    AFTER PROVISION FOR LOAN LOSSES                               (5,782)             (1.5)
----------------------------------------------------------------------      -----------------------------------

Total non-interest income                                                         18,462               8.7
Total non-interest expense                                                        (7,024)             (1.8)
----------------------------------------------------------------------      -----------------------------------

               INCOME BEFORE INCOME TAXES                                         19,704               9.7
Income taxes                                                                       5,540              10.0
----------------------------------------------------------------------      -----------------------------------
               NET INCOME                                                       $ 14,164               9.6%
----------------------------------------------------------------------      -----------------------------------

  PER COMMON SHARE
     Net income
          Basic                                                                   $ 0.07              12.1%
          Diluted                                                                 $ 0.07              12.1%

     Cash dividends declared                                                     $ (0.08)            (20.0)%

  AVERAGE COMMON SHARES
          Basic                                                                   (2,569)             (1.0)%
          Diluted                                                                 (1,533)             (0.6)%




(1)  See page 10 for definition of Operating Basis.
     of related income taxes. The first six months of 2002 excludes the pre-tax impact of the $175.3 million gain on the sale of the Florida operations along with $56.2 million of restructuring and other charges and $98.9 million of related income taxes. The first six months of 2001 excludes $111.0 million of pre-tax restructuring and other charges and $38.8 million of related income taxes. All periods presented also exclude the results of the Florida operations, including the J. Rolfe Davis Insurance Agency, Inc. up to the date of sale in the second quarter 2002.

                       HUNTINGTON BANCSHARES INCORPORATED
                               LOANS AND DEPOSITS
                               OPERATING BASIS (1)


                                                                                                2002
--------------------------------------------------------------------------------------------------------------------
(in thousands)                                                                       SECOND                First
--------------------------------------------------------------------------------------------------------------------

LOAN PORTFOLIO COMPOSITION - AVERAGE
-------------------------------------------------------------------------

Commercial                                                                         $ 5,613,550          $ 5,661,005
Commercial real estate                                                               3,652,906            3,601,097
----------------------------------------------------------------------------------------------------------------------
        Total Commercial and Commercial Real Estate                                  9,266,456            9,262,102
----------------------------------------------------------------------------------------------------------------------
Consumer
     Auto leases - Indirect                                                          3,113,148            3,166,161
     Auto loans - Indirect                                                           2,596,908            2,559,700
     Home equity loans & lines of credit                                             2,910,612            2,788,083
     Residential mortgage                                                            1,229,390              904,277
     Other loans                                                                       413,975              424,111
----------------------------------------------------------------------------------------------------------------------
        Total Consumer                                                              10,264,033            9,842,332
----------------------------------------------------------------------------------------------------------------------

        TOTAL LOANS                                                               $ 19,530,489         $ 19,104,434
----------------------------------------------------------------------------------------------------------------------


LOAN PORTFOLIO COMPOSITION - END OF PERIOD
-------------------------------------------------------------------------

Commercial                                                                         $ 5,591,280          $ 5,681,788
Commercial real estate                                                               3,699,424            3,645,114
----------------------------------------------------------------------------------------------------------------------
        Total Commercial and Commercial Real Estate                                  9,290,704            9,326,902
----------------------------------------------------------------------------------------------------------------------
Consumer
     Auto leases - Indirect                                                          3,120,317            3,126,101
     Auto loans - Indirect                                                           2,630,541            2,561,936
     Home equity loans & lines of credit                                             2,990,726            2,830,814
     Residential mortgage                                                            1,210,991            1,075,141
     Other loans                                                                       408,891              418,053
----------------------------------------------------------------------------------------------------------------------
        Total Consumer                                                              10,361,466           10,012,045
----------------------------------------------------------------------------------------------------------------------

        TOTAL LOANS                                                               $ 19,652,170         $ 19,338,947
----------------------------------------------------------------------------------------------------------------------


DEPOSIT COMPOSITION - AVERAGE
-------------------------------------------------------------------------

 Demand deposits
      Non-interest bearing                                                         $ 2,738,621          $ 2,737,978
      Interest bearing                                                               4,920,120            4,362,050
 Savings deposits                                                                    2,807,874            2,829,922
 Other domestic time deposits                                                        4,218,104            4,097,383
----------------------------------------------------------------------------------------------------------------------
        TOTAL CORE DEPOSITS (2)                                                     14,684,719           14,027,333
----------------------------------------------------------------------------------------------------------------------
 Domestic time deposits of $100,000 or more                                            852,407              958,812
 Brokered time deposits and negotiable CDs                                             649,340              301,612
 Foreign time deposits                                                                 296,428              267,512
----------------------------------------------------------------------------------------------------------------------

        TOTAL DEPOSITS                                                            $ 16,482,894         $ 15,555,269
----------------------------------------------------------------------------------------------------------------------


DEPOSIT COMPOSITION - END OF PERIOD
-------------------------------------------------------------------------

 Demand deposits
      Non-interest bearing                                                         $ 2,769,936          $ 2,857,233
      Interest bearing                                                               5,105,196            4,747,283
 Savings deposits                                                                    2,839,115            2,895,445
 Other domestic time deposits                                                        4,238,688            4,179,814
----------------------------------------------------------------------------------------------------------------------
        TOTAL CORE DEPOSITS (2)                                                     14,952,935           14,679,775
----------------------------------------------------------------------------------------------------------------------
 Domestic time deposits of $100,000 or more                                            765,163              895,427
 Brokered time deposits and negotiable CDs                                             849,347              451,173
 Foreign time deposits                                                                 293,655              240,410
----------------------------------------------------------------------------------------------------------------------

        TOTAL DEPOSITS                                                            $ 16,861,100         $ 16,266,785
----------------------------------------------------------------------------------------------------------------------




                                                                                                              2001
----------------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                                Fourth                Third               Second
----------------------------------------------------------------------------------------------------------------------------------

LOAN PORTFOLIO COMPOSITION - AVERAGE
-------------------------------------------------------------------------

Commercial                                                                  $ 5,750,830          $ 5,945,639          $ 5,986,587
Commercial real estate                                                        3,467,082            3,314,778            3,183,814
----------------------------------------------------------------------------------------------------------------------------------
        Total Commercial and Commercial Real Estate                           9,217,912            9,260,417            9,170,401
----------------------------------------------------------------------------------------------------------------------------------
Consumer
     Auto leases - Indirect                                                   3,229,203            3,242,864            3,221,612
     Auto loans - Indirect                                                    2,489,183            2,445,459            2,289,014
     Home equity loans & lines of credit                                      2,753,141            2,709,125            2,663,676
     Residential mortgage                                                       671,967              619,578              696,160
     Other loans                                                                445,740              458,999              485,096
----------------------------------------------------------------------------------------------------------------------------------
        Total Consumer                                                        9,589,234            9,476,025            9,355,558
----------------------------------------------------------------------------------------------------------------------------------

        TOTAL LOANS                                                        $ 18,807,146         $ 18,736,442         $ 18,525,959
----------------------------------------------------------------------------------------------------------------------------------


LOAN PORTFOLIO COMPOSITION - END OF PERIOD
-------------------------------------------------------------------------

Commercial                                                                  $ 5,685,719          $ 5,912,371          $ 6,012,647
Commercial real estate                                                        3,555,354            3,432,502            3,227,577
----------------------------------------------------------------------------------------------------------------------------------
        Total Commercial and Commercial Real Estate                           9,241,073            9,344,873            9,240,224
----------------------------------------------------------------------------------------------------------------------------------
Consumer
     Auto leases - Indirect                                                   3,207,514            3,221,300            3,194,592
     Auto loans - Indirect                                                    2,501,054            2,509,504            2,300,212
     Home equity loans & lines of credit                                      2,754,612            2,742,016            2,689,868
     Residential mortgage                                                       736,802              652,373              623,492
     Other loans                                                                437,293              475,552              500,194
----------------------------------------------------------------------------------------------------------------------------------
        Total Consumer                                                        9,637,275            9,600,745            9,308,358
----------------------------------------------------------------------------------------------------------------------------------

        TOTAL LOANS                                                        $ 18,878,348         $ 18,945,618         $ 18,548,582
----------------------------------------------------------------------------------------------------------------------------------


DEPOSIT COMPOSITION - AVERAGE
-------------------------------------------------------------------------

 Demand deposits
      Non-interest bearing                                                  $ 2,824,035          $ 2,761,240          $ 2,667,334
      Interest bearing                                                        4,013,874            3,687,335            3,455,963
 Savings deposits                                                             2,862,649            2,922,867            2,976,864
 Other domestic time deposits                                                 4,123,478            4,126,677            3,942,256
----------------------------------------------------------------------------------------------------------------------------------
        TOTAL CORE DEPOSITS (2)                                              13,824,036           13,498,119           13,042,417
----------------------------------------------------------------------------------------------------------------------------------
 Domestic time deposits of $100,000 or more                                   1,007,978            1,053,133            1,077,601
 Brokered time deposits and negotiable CDs                                      108,591              119,646              118,321
 Foreign time deposits                                                          223,675              249,753              371,276
----------------------------------------------------------------------------------------------------------------------------------

        TOTAL DEPOSITS                                                     $ 15,164,280         $ 14,920,651         $ 14,609,615
----------------------------------------------------------------------------------------------------------------------------------


DEPOSIT COMPOSITION - END OF PERIOD
-------------------------------------------------------------------------

 Demand deposits
      Non-interest bearing                                                  $ 2,997,449          $ 2,889,319          $ 2,660,607
      Interest bearing                                                        4,197,893            3,841,646            3,521,499
 Savings deposits                                                             2,943,508            2,929,922            3,061,890
 Other domestic time deposits                                                 4,077,510            4,214,865            3,833,761
----------------------------------------------------------------------------------------------------------------------------------
        TOTAL CORE DEPOSITS (2)                                              14,216,360           13,875,752           13,077,757
----------------------------------------------------------------------------------------------------------------------------------
 Domestic time deposits of $100,000 or more                                     944,361            1,114,421              955,616
 Brokered time deposits and negotiable CDs                                      137,915              128,878              100,233
 Foreign time deposits                                                          220,749              359,452              404,069
----------------------------------------------------------------------------------------------------------------------------------

        TOTAL DEPOSITS                                                     $ 15,519,385         $ 15,478,503         $ 14,537,675
----------------------------------------------------------------------------------------------------------------------------------



(1)  See page 10 for definition of Operating Basis.

(2) Core deposits include non-interest bearing and interest bearing demand deposits, savings deposits, CDs under $100,000, and IRA deposits.

HUNTINGTON BANCSHARES INCORPORATED
-------------------------------------------------------------------------------
CONSOLIDATED QUARTERLY NET INTEREST MARGIN ANALYSIS
OPERATING BASIS (1)
(in millions)

                                                                                        AVERAGE BALANCES
                                                            -------------------------------------------------------------------
                                                                            2002                            2001
---------------------------------------------------------------------------------------  --------------------------------------
Fully Tax Equivalent Basis (2)                                      SECOND       First        Fourth        Third        Second
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest bearing deposits in banks                                   $ 29         $ 34          $ 14          $ 5          $ 5
Trading account securities                                              6            5             8            8           39
Federal funds sold and securities purchased
   under resale agreements                                             68           62            86           86           93
Mortgages held for sale                                               174          381           433          344          420
Securities:
      Taxable                                                       2,735        2,713         2,720        2,896        3,368
      Tax exempt                                                       96          102           108          140          201
-------------------------------------------------------------------------------------------------------------------------------
           Total Securities                                         2,831        2,815         2,828        3,036        3,569
-------------------------------------------------------------------------------------------------------------------------------
Loans:
     Commercial                                                     5,614        5,661         5,751        5,946        5,986
     Real Estate
          Construction                                              1,420        1,405         1,386        1,281        1,190
          Commercial                                                2,233        2,196         2,081        2,034        1,994
     Consumer
           Auto leases - Indirect                                   3,113        3,166         3,229        3,243        3,222
           Auto loans - Indirect                                    2,597        2,560         2,489        2,445        2,289
           Home equity loans & lines of credit                      2,911        2,788         2,753        2,709        2,664
           Residential mortgage                                     1,229          904           672          619          696
           Other loans                                                413          424           446          459          485
-------------------------------------------------------------------------------------------------------------------------------
           Total Consumer                                          10,263        9,842         9,589        9,475        9,356
-------------------------------------------------------------------------------------------------------------------------------
Total Loans                                                        19,530       19,104        18,807       18,736       18,526
-------------------------------------------------------------------------------------------------------------------------------
Allowance for loan losses                                             400          403           371          315          279
-------------------------------------------------------------------------------------------------------------------------------
Net loans                                                          19,130       18,701        18,436       18,421       18,247
-------------------------------------------------------------------------------------------------------------------------------
Total earning assets                                               22,638       22,401        22,176       22,215       22,652
-------------------------------------------------------------------------------------------------------------------------------
Cash and due from banks                                               722          774           798          831          830
All other assets                                                    1,997        2,008         2,010        2,002        1,990
-------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                     $ 24,957      $24,780      $ 24,613      $24,733     $ 25,193
-------------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Core deposits
     Non-interest bearing deposits                                $ 2,739      $ 2,738       $ 2,824      $ 2,761      $ 2,667
     Interest bearing demand deposits                               4,920        4,362         4,014        3,687        3,456
     Savings deposits                                               2,808        2,830         2,863        2,923        2,977
     Other domestic time deposits                                   4,218        4,097         4,123        4,127        3,942
-------------------------------------------------------------------------------------------------------------------------------
          Total core deposits                                      14,685       14,027        13,824       13,498       13,042
-------------------------------------------------------------------------------------------------------------------------------
Domestic time deposits of $100,000 or more                            852          959         1,008        1,053        1,078
Brokered time deposits and negotiable CDs                             649          302           109          120          118
Foreign time deposits                                                 296          268           224          250          371
-------------------------------------------------------------------------------------------------------------------------------
     Total deposits                                                16,482       15,556        15,165       14,921       14,609
-------------------------------------------------------------------------------------------------------------------------------
Short-term borrowings                                               1,886        1,925         1,745        1,998        2,628
Medium-term notes                                                   1,910        2,645         3,272        3,443        3,476
Subordinated notes and other long-term debt,
   including preferred capital securities                           1,229        1,232         1,183        1,184        1,180
-------------------------------------------------------------------------------------------------------------------------------
     Total interest bearing liabilities                            18,768       18,620        18,541       18,785       19,226
-------------------------------------------------------------------------------------------------------------------------------
All other liabilities                                               1,107        1,052           887          812          897
Shareholders' equity                                                2,343        2,370         2,361        2,375        2,403
-------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $ 24,957      $24,780      $ 24,613      $24,733     $ 25,193
-------------------------------------------------------------------------------------------------------------------------------


(1)  See page 10 for definition of Operating Basis.

(2)  Fully tax equivalent yields are calculated assuming a 35% tax rate.

HUNTINGTON BANCSHARES INCORPORATED
-------------------------------------------------------------------------------
CONSOLIDATED QUARTERLY NET INTEREST MARGIN ANALYSIS
OPERATING BASIS (1)
(IN MILLIONS)

                                                                                        AVERAGE RATES (4)
                                                            -------------------------------------------------------------------
                                                                        2002                             2001
---------------------------------------------------------------------------------------  --------------------------------------
Fully Tax Equivalent Basis (2)                                 SECOND         First        Fourth        Third        Second
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest bearing deposits in banks                              2.44%         2.02%         2.09%        3.75%         5.09%
Trading account securities                                      5.37          2.79          3.59         3.83          5.15
Federal funds sold and securities purchased
   under resale agreements                                      1.51          1.43          2.18         3.20          4.21
Mortgages held for sale                                         7.07          6.51          6.64         7.18          6.96
Securities:
      Taxable                                                   6.33          6.43          6.62         6.71          6.26
      Tax exempt                                                7.69          7.76          7.81         7.38          7.26
-------------------------------------------------------------------------------------------------------------------------------
           Total Securities                                     6.37          6.48          6.66         6.75          6.32
-------------------------------------------------------------------------------------------------------------------------------
Loans:
     Commercial                                                 5.50          5.37          5.81         6.93          7.41
     Real Estate
          Construction                                          4.81          4.91          5.49         6.60          7.44
          Commercial                                            6.36          6.66          6.88         7.58          7.95
     Consumer
           Auto leases - Indirect                               6.42          6.62          6.58         6.67          6.71
           Auto loans - Indirect                                7.98          7.98          8.29         8.61          8.86
           Home equity loans & lines of credit                  5.72          6.09          7.05         7.73          8.47
           Residential mortgage                                 6.23          6.60          7.10         7.55          7.70
           Other loans                                          7.47          7.64          8.26         8.04          8.14
-------------------------------------------------------------------------------------------------------------------------------
           Total Consumer                                       6.64          6.86          7.27         7.59          7.88
-------------------------------------------------------------------------------------------------------------------------------
Total Loans                                                     6.15          6.25          6.65         7.32          7.71
-------------------------------------------------------------------------------------------------------------------------------
Loan fees                                                       0.55          0.49          0.53         0.56          0.60
-------------------------------------------------------------------------------------------------------------------------------
Total Loans with fees (3)                                       6.70          6.74          7.18         7.88          8.31
-------------------------------------------------------------------------------------------------------------------------------
Total earning assets                                            6.64%         6.68%         7.08%        7.69%         7.94%
-------------------------------------------------------------------------------------------------------------------------------




LIABILITIES AND SHAREHOLDERS' EQUITY
Core deposits
     Non-interest bearing deposits
     Interest bearing demand deposits                           1.84%         1.79%         1.93%        2.73%         2.87%
     Savings deposits                                           1.83          1.85          2.08         3.04          3.46
     Other domestic time deposits                               4.61          4.99          5.18         5.52          5.83
-------------------------------------------------------------------------------------------------------------------------------
          Total core deposits                                   2.29          2.39          2.54         3.09          3.31
-------------------------------------------------------------------------------------------------------------------------------
Domestic time deposits of $100,000 or more                      2.82          2.91          4.66         4.70          5.23
Brokered time deposits and negotiable CDs                       2.48          2.48          3.55         4.42          5.57
Foreign time deposits                                           1.38          1.92          1.99         3.40          4.11
-------------------------------------------------------------------------------------------------------------------------------
     Total deposits                                             2.31          2.41          2.68         3.22          3.49
-------------------------------------------------------------------------------------------------------------------------------
Short-term borrowings                                           1.97          2.39          2.73         3.75          4.40
Medium-term notes                                               3.21          3.00          3.45         4.82          5.51
Subordinated notes and other long-term debt,
   including preferred capital securities                       4.05          4.14          4.96         5.19          5.96
-------------------------------------------------------------------------------------------------------------------------------
     Total interest bearing liabilities                         2.82%         2.96%         3.37%        4.17%         4.62%
-------------------------------------------------------------------------------------------------------------------------------



Net interest rate spread                                        3.82%         3.72%         3.71%        3.52%         3.32%
Impact of non-interest bearing funds on margin                  0.48          0.49          0.55         0.65          0.71
-------------------------------------------------------------------------------------------------------------------------------
NET INTEREST MARGIN                                             4.30%         4.21%         4.26%        4.17%         4.03%
-------------------------------------------------------------------------------------------------------------------------------



(1)  See page 10 for definition of Operating Basis.

(2)  Fully tax equivalent yields are calculated assuming a 35% tax rate.

(3) Total loans with fees rate includes loan fees, whereas individual loan components above are shown exclusive of fees.

(4)  Loan and deposit average rates include impact of applicable derivatives.

                       HUNTINGTON BANCSHARES INCORPORATED
                    SELECTED QUARTERLY INCOME STATEMENT DATA
                               OPERATING BASIS (1)


                                                                                           2002
--------------------------------------------------------------------------------------------------------------
(in thousands, except per share amounts)                                        SECOND                 First
------------------------------------------------------------------------------------------------------------------

NET INTEREST INCOME                                                           $ 241,859              $233,101
Provision for loan losses                                                        53,892                50,595
------------------------------------------------------------------------------------------------------------------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES                                                     187,967               182,506
------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                                              35,354                34,282
Brokerage and insurance income                                                   14,967                14,587
Trust services                                                                   16,247                15,096
Mortgage banking                                                                 10,725                19,644
Bank Owned Life Insurance income                                                 11,443                11,676
Other service charges and fees                                                   10,529                 9,118
Other                                                                            15,039                10,591
------------------------------------------------------------------------------------------------------------------
 TOTAL NON-INTEREST INCOME BEFORE SECURITIES GAINS                              114,304               114,994
Securities gains                                                                    966                   457
------------------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST INCOME                                                       115,270               115,451
------------------------------------------------------------------------------------------------------------------
Personnel costs                                                                 103,589               104,320
Outside data processing and other services                                       16,592                17,097
Equipment                                                                        16,608                15,582
Net occupancy                                                                    14,642                14,771
Marketing                                                                         7,219                 7,174
Professional services                                                             6,265                 5,242
Telecommunications                                                                5,302                 5,282
Printing and supplies                                                             3,671                 3,519
Franchise and other taxes                                                         2,313                 2,326
Amortization of intangible assets                                                   203                   251
Other                                                                            13,781                13,487
------------------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST EXPENSE                                                      190,185               189,051
------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                                                      113,052               108,906
Income taxes                                                                     31,344                29,393
------------------------------------------------------------------------------------------------------------------

NET INCOME                                                                     $ 81,708              $ 79,513
------------------------------------------------------------------------------------------------------------------

NET INCOME PER COMMON SHARE - DILUTED                                             $0.33                 $0.32

RETURN ON
   Average total assets                                                           1.31%                 1.30%
   Average total shareholders' equity                                             14.0%                 13.6%
Net interest margin (2)                                                           4.30%                 4.21%
Efficiency ratio                                                                  53.2%                 54.1%
Effective tax rate                                                                27.7%                 27.0%

REVENUE - FULLY TAXABLE EQUIVALENT (FTE)
Net Interest Income                                                           $ 241,859              $233,101
Tax Equivalent Adjustment (2)                                                     1,071                 1,169
------------------------------------------------------------------------------------------------------------------
Net Interest Income                                                             242,930               234,270
Non-Interest Income                                                             115,270               115,451
------------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                                                 $ 358,200              $349,721
------------------------------------------------------------------------------------------------------------------

TOTAL REVENUE EXCLUDING SECURITIES GAINS                                      $ 357,234              $349,264
------------------------------------------------------------------------------------------------------------------




                                                                                            2001
------------------------------------------------------------------------------------------------------------------------
(in thousands, except per share amounts)                              Fourth                Third               Second
------------------------------------------------------------------------------------------------------------------------

NET INTEREST INCOME                                                  $235,546             $230,462            $ 225,883
Provision for loan losses                                              54,281               46,027               41,937
------------------------------------------------------------------------------------------------------------------------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES                                           181,265              184,435              183,946
------------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                                    35,220               33,593               32,650
Brokerage and insurance income                                         15,066               13,943               13,185
Trust services                                                         14,679               14,816               14,431
Mortgage banking                                                       15,049               13,859               17,672
Bank Owned Life Insurance income                                        9,560                9,560                9,561
Other service charges and fees                                          9,582                9,547                9,383
Other                                                                  15,135               14,722               13,979
------------------------------------------------------------------------------------------------------------------------
 TOTAL NON-INTEREST INCOME BEFORE SECURITIES GAINS                    114,291              110,040              110,861
Securities gains                                                           89                1,059                2,747
------------------------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST INCOME                                             114,380              111,099              113,608
------------------------------------------------------------------------------------------------------------------------
Personnel costs                                                       100,076              101,866              103,707
Outside data processing and other services                             15,414               14,650               15,100
Equipment                                                              18,117               17,580               17,363
Net occupancy                                                          15,251               14,481               13,755
Marketing                                                               5,305                5,717                6,807
Professional services                                                   6,069                5,754                6,481
Telecommunications                                                      5,647                5,728                5,964
Printing and supplies                                                   3,511                3,693                3,688
Franchise and other taxes                                               2,885                2,439                2,229
Amortization of intangible assets                                       2,555                2,569                2,890
Other                                                                  12,599               12,577               14,459
------------------------------------------------------------------------------------------------------------------------
TOTAL NON-INTEREST EXPENSE                                            187,429              187,054              192,443
------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                                            108,216              108,480              105,111
Income taxes                                                           28,631               27,587               29,509
------------------------------------------------------------------------------------------------------------------------

NET INCOME                                                           $ 79,585             $ 80,893             $ 75,602
------------------------------------------------------------------------------------------------------------------------

NET INCOME PER COMMON SHARE - DILUTED                                   $0.32                $0.32                $0.30

RETURN ON
   Average total assets                                                 1.28%                1.30%                1.20%
   Average total shareholders' equity                                   13.4%                13.5%                12.6%
Net interest margin (2)                                                 4.26%                4.17%                4.03%
Efficiency ratio                                                        52.7%                54.0%                56.0%
Effective tax rate                                                      26.5%                25.4%                28.1%

REVENUE - FULLY TAXABLE EQUIVALENT (FTE)
Net Interest Income                                                  $235,546             $230,462            $ 225,883
Tax Equivalent Adjustment (2)                                           1,292                1,442                1,616
------------------------------------------------------------------------------------------------------------------------
Net Interest Income                                                   236,838              231,904              227,499
Non-Interest Income                                                   114,380              111,099              113,608
------------------------------------------------------------------------------------------------------------------------
TOTAL REVENUE                                                        $351,218             $343,003            $ 341,107
------------------------------------------------------------------------------------------------------------------------

TOTAL REVENUE EXCLUDING SECURITIES GAINS                             $351,129             $341,944            $ 338,360
------------------------------------------------------------------------------------------------------------------------




(1)  See page 10 for definition of Operating Basis.

(2)  Calculated assuming a 35% tax rate.

                       HUNTINGTON BANCSHARES INCORPORATED
                  LOAN LOSS RESERVE AND NET CHARGE-OFF ANALYSIS
                               OPERATING BASIS (1)


                                                                                           2002
----------------------------------------------------------------------------------------------------------------
(in thousands)                                                                SECOND                First
------------------------------------------------------------------------------------------------------------------

ALLOWANCE FOR LOAN LOSSES, BEGINNING OF PERIOD                               $386,053              $386,956

Loan losses                                                                   (57,482)              (60,191)
Recoveries of loans previously charged off                                     12,582                10,915
------------------------------------------------------------------------------------------------------------------
   Net loan losses                                                            (44,900)              (49,276)
------------------------------------------------------------------------------------------------------------------

Allowance of assets sold                                                          ---                   ---
Allowance of securitized loans                                                 (2,034)               (2,222)
Provision for loan losses                                                      53,892                50,595
------------------------------------------------------------------------------------------------------------------
ALLOWANCE FOR LOAN LOSSES, END OF PERIOD                                     $393,011              $386,053
------------------------------------------------------------------------------------------------------------------


Allowance for loan losses as a% of total loans                                  2.00%                2.00%
Allowance for loan losses as a% of non-performing loans                        185.3%               175.9%
Allowance for loan losses and OREO as a% of
   non-performing assets                                                        175.7%               170.9%

NET CHARGE-OFFS BY LOAN TYPE

Commercial                                                                   $ 21,528              $ 16,151
Commercial real estate                                                          2,037                 3,723
------------------------------------------------------------------------------------------------------------------
   Total commercial and commercial real estate                                 23,565                19,874

Consumer
   Auto leases                                                                  8,401                12,809
   Auto loans                                                                   7,356                11,430
   Home equity loans & lines of credit                                          3,096                 2,814
   Residential mortgage                                                           555                   104
   Other loans                                                                  1,927                 2,245
------------------------------------------------------------------------------------------------------------------
      Total consumer                                                           21,335                29,402
------------------------------------------------------------------------------------------------------------------
TOTAL NET CHARGE-OFFS                                                        $ 44,900              $ 49,276
------------------------------------------------------------------------------------------------------------------


NET CHARGE-OFFS - ANNUALIZED PERCENTAGES

Commercial                                                                       1.54%                1.16%
Commercial real estate                                                           0.22                 0.42
------------------------------------------------------------------------------------------------------------------
   Total commercial and commercial real estate                                   1.02                  0.87

Consumer
   Auto leases                                                                   1.08                  1.64
   Auto loans                                                                    1.14                  1.81
   Home equity loans & lines of credit                                           0.43                  0.41
   Residential mortgage                                                          0.18                  0.05
   Other loans                                                                   1.87                  2.15
------------------------------------------------------------------------------------------------------------------
      Total consumer                                                             0.83                  1.21
------------------------------------------------------------------------------------------------------------------
TOTAL NET CHARGE-OFFS                                                            0.92%                 1.05%
------------------------------------------------------------------------------------------------------------------

NET CHARGE-OFFS AS A% OF AVERAGE LOANS - EXCLUDING
   EXITED BUSINESSES                                                             0.88%                 0.97%
------------------------------------------------------------------------------------------------------------------




                                                                                                 2001
-----------------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                             Fourth                Third                 Second
-----------------------------------------------------------------------------------------------------------------------------------

ALLOWANCE FOR LOAN LOSSES, BEGINNING OF PERIOD                            $334,827              $326,495              $276,116

Loan losses                                                                (60,110)              (45,063)              (71,104)
Recoveries of loans previously charged off                                   9,961                 8,981                 9,392
-----------------------------------------------------------------------------------------------------------------------------------
   Net loan losses                                                         (50,149)              (36,082)              (61,712)
-----------------------------------------------------------------------------------------------------------------------------------

Allowance of assets sold                                                       ---                   ---                   ---
Allowance of securitized loans                                              (2,003)               (1,613)               (1,564)
Provision for loan losses                                                  104,281(3)             46,027               113,655(2)
-----------------------------------------------------------------------------------------------------------------------------------
ALLOWANCE FOR LOAN LOSSES, END OF PERIOD                                  $386,956              $334,827              $326,495
-----------------------------------------------------------------------------------------------------------------------------------


Allowance for loan losses as a% of total loans                               2.05%                1.77%                1.76%
Allowance for loan losses as a% of non-performing loans                     181.4%               173.4%               222.1%
Allowance for loan losses and OREO as a% of
   non-performing assets                                                     175.8%               165.9%               207.1%

NET CHARGE-OFFS BY LOAN TYPE

Commercial                                                                $ 19,475               $ 9,422              $ 11,507
Commercial real estate                                                         867                     3                 1,704
-----------------------------------------------------------------------------------------------------------------------------------
   Total commercial and commercial real estate                              20,342                 9,425                13,211

Consumer
   Auto leases                                                              12,634                10,395                17,535
   Auto loans                                                               11,397                10,133                23,437
   Home equity loans & lines of credit                                       3,313                 3,772                 2,311
   Residential mortgage                                                        370                    93                   241
   Other loans                                                               2,093                 2,264                 4,977
-----------------------------------------------------------------------------------------------------------------------------------
      Total consumer                                                        29,807                26,657                48,501
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET CHARGE-OFFS                                                     $ 50,149              $ 36,082              $ 61,712
-----------------------------------------------------------------------------------------------------------------------------------


NET CHARGE-OFFS - ANNUALIZED PERCENTAGES

Commercial                                                                    1.34%                 0.63%                 0.77%
Commercial real estate                                                        0.10                  0.00                  0.21
----------------------------------------------------------------------------------------------------------------------------------
   Total commercial and commercial real estate                                0.88                  0.40                  0.58

Consumer
   Auto leases                                                                1.55                  1.27                  2.17
   Auto loans                                                                 1.82                  1.64                  4.11
   Home equity loans & lines of credit                                        0.48                  0.55                  0.35
   Residential mortgage                                                       0.22                  0.06                  0.14
   Other loans                                                                1.86                  1.96                  4.12
----------------------------------------------------------------------------------------------------------------------------------
      Total consumer                                                          1.23                  1.12                  2.08
----------------------------------------------------------------------------------------------------------------------------------
TOTAL NET CHARGE-OFFS                                                         1.06%                 0.76%                 1.33%
----------------------------------------------------------------------------------------------------------------------------------

NET CHARGE-OFFS AS A% OF AVERAGE LOANS - EXCLUDING
   EXITED BUSINESSES                                                          0.99%                 0.61%                 0.74%
----------------------------------------------------------------------------------------------------------------------------------



(1)  See page 10 for definition of Operating Basis.

(2) Includes provision of $71.7 million recorded to recognize the estimated increased losses resulting from Huntington's decision to exit sub-prime automobile lending and truck and equipment leasing, to charge-off of delinquent consumer and small business loans more than 120 days past due, to increase reserves for consumer bankruptcies, and to increase commercial loan reserves.

(3) Includes provision of $50.0 million recorded to increase the loan loss reserve in light of the higher charge-offs and non-performing assets experienced in the second half of 2001.

                       HUNTINGTON BANCSHARES INCORPORATED
                    NON-PERFORMING ASSETS AND PAST DUE LOANS
                               OPERATING BASIS (1)


                                                                                 2002
--------------------------------------------------------------------------------------------------
(in thousands)                                                          SECOND            First
----------------------------------------------------------------------------------------------------

Non-accrual loans:
   Commercial                                                         $ 156,252         $ 162,959
   Commercial real estate                                                45,795            43,295
   Residential mortgage                                                   8,776            11,896
----------------------------------------------------------------------------------------------------
Total Nonaccrual Loans                                                  210,823           218,150
Renegotiated loans                                                        1,268             1,268
----------------------------------------------------------------------------------------------------
TOTAL NON-PERFORMING LOANS                                              212,091           219,418
Other real estate, net                                                   11,146             6,112
----------------------------------------------------------------------------------------------------
TOTAL NON-PERFORMING ASSETS                                           $ 223,237         $ 225,530
----------------------------------------------------------------------------------------------------


Non-performing loans as a % of total loans                                1.08%             1.13%
Non-performing assets as a % of total loans
   and other real estate                                                  1.14%             1.17%


ACCRUING LOANS PAST DUE 90 DAYS OR MORE                                $ 58,449          $ 61,746



                                                                                         2001
------------------------------------------------------------------------------------------------------------------
(in thousands)                                                         Fourth            Third            Second
------------------------------------------------------------------------------------------------------------------

Non-accrual loans:
   Commercial                                                        $ 155,720        $ 143,132         $ 111,363
   Commercial real estate                                               45,180           37,772            23,418
   Residential mortgage                                                 11,086           10,923            10,916
------------------------------------------------------------------------------------------------------------------
Total Nonaccrual Loans                                                 211,986          191,827           145,697
Renegotiated loans                                                       1,276            1,286             1,290
------------------------------------------------------------------------------------------------------------------
TOTAL NON-PERFORMING LOANS                                             213,262          193,113           146,987
Other real estate, net                                                   6,384            8,050             9,913
------------------------------------------------------------------------------------------------------------------
TOTAL NON-PERFORMING ASSETS                                          $ 219,646        $ 201,163         $ 156,900
------------------------------------------------------------------------------------------------------------------


Non-performing loans as a % of total loans                               1.13%            1.02%             0.79%
Non-performing assets as a % of total loans
   and other real estate                                                 1.16%            1.06%             0.85%


ACCRUING LOANS PAST DUE 90 DAYS OR MORE                               $ 76,295         $ 79,339          $ 54,228



(1)  See page 10 for definition of Operating Basis.



                                                                         Page 17